Bailard, Biehl & Kaiser International Fund Group, Inc.




                  BAILARD, BIEHL & KAISER BOND OPPORTUNITY FUND

                BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND

                                   PROSPECTUS

                                DECEMBER 19, 2000




                           950 Tower Lane, Suite 1900
                              Foster City, CA 94404
                                 (800) 882-8383




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities, nor has it passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Information on the Bond Fund................................................   3

Information on the Equity Fund..............................................   7

Additional Information on Strategies and Risks..............................  10

Management of the Funds.....................................................  13

Pricing of Fund Shares......................................................  14

Purchasing Shares...........................................................  15

Selling/Exchanging Shares...................................................  16

Distributions/Taxes.........................................................  18

Financial Highlights........................................................  20

BAILARD, BIEHL & KAISER BOND OPPORTUNITY FUND ("BOND FUND")

OBJECTIVE: The Bond Fund seeks total return, from income and long-term growth of capital, by investing primarily in U.S. dollar-denominated debt securities, with a secondary emphasis on non-U.S. dollar-denominated debt securities.

THE BOND FUND'S INVESTMENT OBJECTIVE WAS CHANGED ON DECEMBER 19, 2000 FROM INVESTING SUBSTANTIALLY IN INTERNATIONAL BONDS. DEPENDING ON MARKET AND OTHER FACTORS, THE FUND EXPECTS TO TRANSITION TO ITS NEW OBJECTIVE WITHIN SIX MONTHS OF THE CHANGE.

PRINCIPAL STRATEGIES:

The Bond Fund may invest up to 100% of its assets in U.S. dollar-denominated debt securities. The Bond Fund may also invest up to 50% of its assets in debt securities denominated in currencies of developed countries around the world, including Europe, the United Kingdom, the Far East, Canada, Australia, and to a lesser extent emerging markets.

The Adviser, Bailard, Biehl & Kaiser, Inc., employs a disciplined top-down approach that focuses first on sector selection (for example, agencies, corporates and sovereign debt), and then on bond selection within those sectors. The Adviser overweights sectors based on their relative value to other sectors on a historical and fundamental basis. It uses a value oriented approach combined with rigorous market environment analysis and relative momentum strategies. Ideally, it is looking for significantly undervalued situations in the credit markets, where the market environment is expected to be conducive to value recognition and where the price action in the market is positive. The Adviser generally overweights countries whose bond markets have high relative yield spreads to U.S. Treasuries. Foreign bond investment will focus primarily on yield and secondarily on currency appreciation. The Adviser seeks to control risk by investing primarily in investment grade bonds and by closely monitoring the interest rate sensitivity of the Fund's investments. The Adviser also intends to hedge the Fund's foreign currency exposure to help manage the risk of currency fluctuations.

The Bond Fund invests in:

* FIXED-INCOME SECURITIES, such as bonds, notes, bills and other debt securities or obligations, of U.S. and foreign governments, agencies and corporations. The Bond Fund's foreign investments include securities issued by entities in both developed and emerging market countries. The Bond Fund may also invest in debt securities issued by supra-national entities. The average maturity of the debt securities in the Fund's portfolio will vary depending on the Adviser's interest rate forecasts.
* CASH EQUIVALENTS, such as short-term U.S. and foreign government securities, bank debt, and commercial paper, which mature in one year or less. The Fund typically holds cash equivalents for the payment of expenses and redemptions, pending investment or for protection against market declines.
* HEDGING INSTRUMENTS, such as foreign currency forward contracts, options, futures and certain other derivative instruments, to manage investment risk.

For more information about the Bond Fund's investment practices, please see the section titled, "Additional Information about the Bond Fund's and Equity Fund's Investment Strategies and Risks."

DETERMINING IF THE BOND FUND IS RIGHT FOR YOU: An investment in the Bond Fund provides a vehicle for longer-term investors seeking to add bond exposure to their investment portfolios. The Bond Fund may be appropriate for investors seeking a core U.S. bond portfolio that also invests opportunistically in international bonds. It is not a balanced investment program. We strongly discourage short-term traders and market timers from investing in the Bond Fund.

PRINCIPAL RISKS:

All Bond Fund investments are subject to some degree of risk that will affect the value of the Fund's assets and may result in a loss of your money. The Bond Fund's principal risks are:

* MARKET RISK, the risk that the market value of the Fund's investments will fluctuate as the global bond and equity markets fluctuate.
* INTEREST RATE RISK, the risk that changes in interest rates will affect bond prices. Generally, an increase in interest rates will cause the value of fixed-rate securities to fall, while a decline in interest rates will cause an increase in the value of these securities.
* CREDIT RISK, the risk that the issuer of a security will default on its financial obligations. This risk is enhanced to the extent the Fund invests in lower rated securities.
* FOREIGN COUNTRY AND CURRENCY RISKS, the risks that accompany investing in foreign securities, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies.
* NON-DIVERSIFICATION RISK, the risk that the Fund may hold more concentrated positions in certain investments than more diversified mutual funds, and thereby have greater exposure to event risk associated with an individual issuer.
* VOLATILITY OF ASSET SIZE RISK, the risk that, since substantially all of the Fund's shareholders are clients of the Adviser, the total assets of the Fund may fluctuate significantly whenever the Adviser increases or decreases its clients' allocation to bonds.

PAST PERFORMANCE:

On December 19, 2000, the Bond Fund changed its investment strategy from investing substantially all its assets in international bonds to investing primarily in U.S. dollar-denominated debt securities, with a secondary emphasis on non-U.S. dollar-denominated debt securities. At the same time, the Bond Fund permitted investment in certain types of securities with more speculative characteristics (such as lower rated debt, convertible bonds, preferred stock and Rule 144A securities) and reduced its advisory fee from 0.75% to 0.60% of assets. As a result, the information provided below reflects the performance of an investment portfolio that is materially different from the current investment portfolio of the Bond Fund.

The following Annual Total Returns bar chart shows some of the risk of investing in the Bond Fund before the changes in its investment objective, strategies and fees on December 19, 2000 by illustrating how returns have varied from year to year since the Bond Fund's inception on October 1, 1990.

  1991     1992     1993     1994      1995     1996     1997     1998     1999
  ----     ----     ----     ----      ----     ----     ----     ----     ----
 12.83%    5.91%   13.94%   -19.20%   20.61%    8.45%    2.60%   11.53%   -4.70%

Note: The year to date return for 2000 through September 30, 2000 was -2.00%. Performance numbers from January 1, 1991 through September 30, 1993 reflect the deduction of an assumed 1% investment management fee (0.25% quarterly). Actual fees varied during that period.

                                              Quarter Ended    Total Return
                                              -------------    ------------
     Best Quarter, Inception-1999                3/31/95           9.73%
     Worst Quarter, Inception-1999               6/30/94          -9.84%

The following Average Annual Total Returns table compares the Bond Fund's performance to five international bond indices.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 12/31/99

                                                          1-Year    5-Year   Since Inception
                                                          ------    ------   ---------------
Bailard, Biehl & Kaiser Bond Opportunity Fund              -4.70%    7.36%        5.28%
Salomon Brothers World Government 10-country
  (ex-U.S.) Bond Index (fully hedged)                       3.97%   11.18%        9.65%
Salomon Brothers World Government (ex-U.S.)
  Bond Index (50% hedged):                                 -1.12%    8.48%        9.18%

Salomon Brothers World Government Bond Index ($) "SBWGB"   -4.27%    6.42%        8.20%
Merrill Lynch Corporate Government Master Index            -2.05%    7.61%        7.08%
80% Merrill Lynch Corporate Government Master Index
  and 20% Salomon Brothers World Government Bond Index
  (ex-U.S., fully hedged)                                  -1.05%    8.29%        7.47%

The first three indices are listed for comparative purposes before the change in the Bond Fund's investment objective on December 19 2000. The Salomon Brothers World Government 10-country (ex-U.S.) bond index is a commonly used index that measures the performance of government bonds in ten countries, given on a fully hedged basis. To more fully reflect the Bond Fund's hedging strategy prior to December 19, 2000, we have also calculated a 50%-hedged return for the Salomon Brothers World Government (ex-U.S.) bond index, a commonly used index that measures the performance of government bonds in seventeen developed countries. The third index listed, the Salomon Brothers World Government Bond Index, measures the U.S. dollar performance of government bonds in the U.S. and seventeen other developed countries. The fourth and fifth indices listed are for comparative purposes after the change in the Bond Fund's investment objective on December 19, 2000. The Merrill Lynch Corporate Government Master Index is a commonly used index which measures the performance of the broad U.S. dollar investment grade debt universe, excluding mortgage and asset-backed securities. To more fully reflect the Bond Fund's current investment strategy, we have also calculated an index with an 80% weighting in the Merrill Lynch Corporate Government Master index and a 20% weighting in the fully hedged Salomon Brothers World Government Bond Index (ex-U.S.). None of the indices listed above measure the performance of the bond markets in developing countries.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Bond Fund:

STOCKHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Load Imposed on Purchases...............................   None
Maximum Sales Load Imposed on Reinvested Dividends
  (and other Distributions)...........................................   None
Maximum Deferred Sales Load...........................................   None
Redemption Fees.......................................................   None
Exchange Fees.........................................................   None

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM THE FUND'S ASSETS)

Management Fees.......................................................  0.60%(1)
12b-1 Fees............................................................   None
Other Expenses........................................................  0.47%
Total Fund Operating Expenses.........................................  1.07%

----------
(1) Management Fees have been restated to reflect the reduction in the advisory fee payable to the Adviser from 0.75% to 0.60% of assets effective December 19, 2000.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Bond Fund, as described in the preceeding tables, with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Bond Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

            1 year         3 years         5 years         10 years
            ------         -------         -------         --------
             $109           $340            $590            $1,306

BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND ("EQUITY FUND")

OBJECTIVE: The Equity Fund seeks long-term growth of capital through investments in international stocks. Although income is a factor in portfolio selection, the Equity Fund will seek income only when consistent with its primary objective of capital appreciation.

PRINCIPAL STRATEGIES:

The Equity Fund invests primarily in the equity securities of issuers located in developed and, to a lesser extent, emerging market countries around the world. It will normally invest in established companies in Europe, the United Kingdom, Japan, Asia, Australia and Canada, among other areas. The Fund's holdings are diversified across multiple industries and geographic regions.

The Adviser employs a disciplined, quantitative approach that focuses first on country selection and then on sector and stock selection within individual countries. The Adviser considers such factors as relative valuations, fundamental economic conditions, risk and the global investing environment. These factors are dynamically weighted to ascertain the relative attractiveness of different countries, sectors and companies. The Adviser will generally overweight those countries, sectors and companies that appear to be the most attractive and underweight those countries, sectors and companies that appear to be the least attractive.

The Equity Fund invests in:

* EQUITY SECURITIES, such as common and preferred stocks of foreign issuers. The Fund may also invest in the equity securities of U.S. companies whose assets or operations are primarily located outside of the U.S. Ordinarily, the Fund will invest at least 65% of its assets in the equity securities of at least three countries other than the U.S.
* CASH EQUIVALENTS, such as short-term U.S. and foreign government securities, bank debt, and commercial paper, which mature in one year or less. The Fund typically holds cash equivalents for payment of expenses and redemptions, pending investment or for protection against market declines.
* HEDGING INSTRUMENTS, such as foreign currency forward contracts, options, futures and certain other derivative instruments to manage investment risks or to serve as a substitute for underlying securities or currency positions.

For more information about the Equity Fund's investment practices, please see the section titled, "Additional Information about the Bond Fund's and the Equity Fund's Investment Strategies and Risks."

DETERMINING IF THE EQUITY FUND IS RIGHT FOR YOU: An investment in the Equity Fund provides a specialized vehicle for longer-term investors seeking to add international stocks to their investment portfolio. It is not a balanced investment program. International stocks typically offer more opportunities and more risks than U.S. stocks. They allow investors to participate in any future growth and development of the world's foreign equity markets. They can also provide important diversification benefits for U.S. investors. We strongly discourage short-term traders and market timers from investing in the Equity Fund.

PRINCIPAL RISKS:

All Equity Fund investments are subject to some degree of risk that will affect the value of the Fund's assets and may result in a loss of your money. The Fund's principal risks are:

* MARKET RISK, the risk that the market value of the Fund's investments will fluctuate as the global stock markets fluctuate.
* FOREIGN COUNTRY AND CURRENCY RISKS, the risks that accompany investing in foreign securities, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies.
* EMERGING MARKET RISK, the risks that accompany investing in securities of issuers located in emerging market countries.
* NON-DIVERSIFICATION RISK, the risk that the Fund may hold more concentrated positions in certain investments than diversified mutual funds.
* VOLATILITY OF ASSET SIZE RISK, the risk that, since substantially all of the Fund's shareholders are clients of Bailard, Biehl & Kaiser, the total assets of the Fund may fluctuate significantly whenever Bailard, Biehl & Kaiser increases or decreases its clients' allocation to international stocks.

PAST PERFORMANCE: The following Annual Total Returns bar chart shows some of the risk of investing in the Equity Fund by illustrating how Fund returns have varied from year to year over the past ten years.

  1990    1991    1992    1993     1994    1995    1996    1997    1998    1999
  ----    ----    ----    ----     ----    ----    ----    ----    ----    ----
-19.98%   0.79%  -12.28  36.81%  -12.58%  12.46%   9.59%   9.96%  12.01%  32.41%

Note: Performance numbers from January 1, 1990 through September 30, 1993 reflect the deduction of an assumed 1% investment management fee (0.25% quarterly). Actual fees varied during this period.

                                              Quarter Ended    Total Return
                                              -------------    ------------
     Best Quarter, 1990-1999                    12/31/98          18.44%
     Worst Quarter, 1990-1999                    9/30/90         -20.14%

The following Average Annual Total Returns table compares the Equity Fund's performance to three international stock indices.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 12/31/99

                                                      1-Year    5-Year   10-Year
                                                      ------    ------   -------
Bailard, Biehl & Kaiser International Equity Fund     32.41%    12.31%    5.31%
MSCI EAFE (Local Currency)                            33.46%    15.70%    6.50%
MSCI EAFE (U.S. $)                                    26.96%    12.83%    7.01%
MSCI All Country World Free(ex U.S.)($)               30.91%    12.39%    7.29%

The MSCI EAFE index is a commonly used index that measures the performance of the international equity markets in eighteen countries in Europe, Australia, New Zealand and the Far East. The index results are given in both local currency and U.S. dollar terms, net of withholding taxes on foreign income. The MSCI All

Country World Free (ex-U.S.) is a commonly used index that measures the performance of equities available to foreign investors in 47 developed and emerging market countries outside of the United States. The returns for this index are given in U.S. dollar terms, gross of withholding taxes on foreign income.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

FEES AND EXPENSES

STOCKHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

T he tables below describe the fees and expenses that you may pay if you buy and hold shares of the Equity Fund:

Maximum Sales Load Imposed on Purchases.................................    None
Maximum Sales Load Imposed on Reinvested Dividends
  (and other Distributions).............................................    None
Maximum Deferred Sales Load.............................................    None
Redemption Fees.........................................................    None
Exchange Fees...........................................................    None

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM THE FUND'S ASSETS)

Management Fees.........................................................   0.95%
12b-1 Fees..............................................................   None
Other Expenses..........................................................   0.42%
Total Fund Operating Expenses...........................................   1.37%

EXAMPLE

The example below is intended to help you compare the cost of investing in the Equity Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Equity Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

            1 year         3 years         5 years         10 years
            ------         -------         -------         --------
             $139           $434            $750            $1,646

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT STRATEGIES AND RISKS

OTHER INVESTMENTS: In addition to the types of investments listed under Principal Strategies, the Bond Fund may invest in preferred stock, convertible bonds, taxable municipal debt, unregistered securities (144A securities), indexed securities and investment companies. The Equity Fund may invest in convertible securities, American Depository Receipts (ADRs), Global Depository Receipts (GDRs), International Depository Receipts (IDRs), and investment companies.

CREDIT QUALITY OF DEBT SECURITIES (BOND FUND ONLY): The Bond Fund may invest in investment grade U.S. and international debt securities and obligations rated at least Baa3 and BBB- by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"). Up to 20% of the Fund's assets may also be invested in debt of lesser quality, emerging market debt, preferred stock, and convertible bonds. Since Moody's and S&P do not provide credit ratings for many international bonds, the Bond Fund may invest in unrated bonds of comparable quality to the rated bonds described above. For a description of specific bond, preferred stock and municipal debt ratings, see Appendix A of the Statement of Additional Information.

Bonds rated lower than Baa3 and BBB-, commonly referred to as "junk bonds," are riskier than higher grade bonds. Lower-rated bonds are generally unsecured and are often subordinated to other obligations of the issuer, and the issuers of such bonds usually have high levels of indebtedness. Lower-rated bonds may also be redeemable by the issuer, causing the holder to replace the bond with a lower yielding security in a declining interest rate environment. Investment in lower-rated securities may make achievement of the Bond Fund's investment objective more dependent on the Adviser's credit analysis than is the case for higher-rated securities. Ratings attempt to evaluate the safety of the principal and interest payments on a bond, but not the risk of a decline in its market value. Ratings are also subject to change and may fail to reflect recent events in a timely manner.

The growth in the market for lower-rated debt securities has paralleled a long economic expansion. An economic downturn or rise in interest rates is likely to have a greater negative effect on this market and on the ability of issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher-rated securities. It may also result in a higher incidence of default than with higher-rated securities. The market for lower-rated securities is typically thinner and less active than for higher-rated securities, resulting in price volatility and limited liquidity. Adverse publicity and investor perceptions may further decrease the value and liquidity of lower-rated securities. In addition, because of their price volatility and limited liquidity, lower-rated securities may be more difficult to value accurately.

U.S. AND INTERNATIONAL CASH EQUIVALENTS: Typically, the Funds will maintain a low weighting in cash equivalents, unless a higher weighting is needed for defensive purposes. The Bond Fund and the Equity Fund will invest in higher quality cash equivalents, with a credit quality comparable to that indicated by a commercial paper rating of at least Prime-3 by Moody's or at least A-3 by S&P. If the Funds acquire securities that are not rated by Moody's or S&P, the Adviser will determine if the securities are of comparable quality. For a description of specific commercial paper ratings, see Appendix A of the Statement of Additional Information.

The Bond Fund and the Equity Fund may invest in U.S. and international repurchase agreements.

DEFENSIVE STRATEGY (BOND FUND ONLY):When the Adviser is concerned about the outlook for the global bond markets, the Bond Fund may invest up to 100% of its assets in U.S. and international cash equivalents. The Bond Fund's investment objective may not be achieved when the Fund is invested for temporary defensive purposes.

HEDGING TRANSACTIONS: The Funds may use hedging transactions:

* to help protect the Bond Fund from adverse changes in currency exchange and interest rates, and the Equity Fund from adverse changes in currency exchange rates and market conditions, and
*    as a substitute for an underlying securities or currency position.

The Funds may engage in the following types of hedging transactions:

                                                        Bond Fund    Equity Fund
                                                        ---------    -----------
Forward foreign currency exchange contracts                 X             X

Put and call options, futures contracts,
and options on futures contracts on
foreign currencies and debt securities                      X

Put and call options, futures contracts,
and options on futures contracts on
foreign currencies and stock indices                                      X

Interest rate and foreign currency swaps
and related caps, floors and collars                        X

The Bond Fund and the Equity Fund may also conduct foreign currency exchange transactions at the rate prevailing on the foreign currency exchange markets (i.e., on a spot basis).

In a typical hedging transaction, the Bond Fund or the Equity Fund might hedge the foreign currency risk associated with a particular investment with a forward contract. The Bond Fund might use options, futures contracts or options on futures contracts on debt securities to hedge the risk of interest rate increases or to serve as a substitute for a debt position. The Equity Fund might use stock index options, stock index futures contracts or options on a stock index futures contract to hedge the risk of a stock market correction or to serve as a substitute for an equity position.

The Bond Fund and the Equity Fund are not required to use hedging transactions to seek their objectives. The Equity Fund may engage in currency hedging to help protect its international stock investments from the risk of a strong dollar despite its current 0% hedged benchmark. The Bond Fund intends to hedge up to 100% of its foreign currency exposure to help manage the risk of currency fluctuations and currently follows a 100% hedged benchmark.

The Funds have placed certain limits on these hedging transactions, which must not be used for speculative purposes.

All of the Bond Fund's and the Equity Fund's hedging transactions involve special risks. If the Adviser uses a hedging instrument at the wrong time or incorrectly judges market conditions, the hedging strategy may prevent the Funds from realizing some potential gains. The Funds could also experience losses if, among other things:

* the prices of their forwards, futures and options positions are not correlated with their other investments,
* the Adviser is unable to close out a position because of an illiquid market, or
* the counterparty (the party on the other side of the transaction) fails to complete a transaction.

FOREIGN SECURITIES: The Funds' international stock and bond investments are subject to special risks. These include:

*    Lack of accurate public information
*    Different accounting standards
* Less governmental regulation and supervision of issuers, markets and brokers
*    Higher transaction costs, less liquidity, and higher price volatility
* The possibility of expropriation, confiscatory taxation, exchange restrictions, limitations on the removal of assets, and political or economic instability.

EMERGING MARKETS: Securities issued in countries with developing or emerging markets have greater risk. These countries tend to have less mature economies and less stable political systems. They may have restrictions on foreign ownership or the repatriation of assets. In addition, the securities markets of emerging market countries tend to have more volatility, less liquidity, higher transaction costs, less sophisticated settlement practices and less regulatory protection for investors than their developed country counterparts.

DIVIDENDS: Dividends payable on the Funds' foreign investments may be subject to foreign withholding taxes that reduce the net amount of income available for distribution to the Funds' shareholders. The U.S. has signed tax treaties with certain countries that lower the tax on U.S. taxpayers.

CURRENCY EXCHANGE RATES: Changes in currency exchange rates may increase or decrease the value of the Funds' assets. An increase in the U.S. dollar relative to a foreign currency could result in a substantial decline in the U.S. dollar value of the Funds' investments denominated in that currency. The Adviser can use certain hedging techniques to help minimize this risk. However, there is no guarantee that the Adviser will use these techniques or that they will fully protect the Funds against adverse changes in exchange rates. Moreover, to the extent hedging transactions are used to reduce currency risks, the Funds will not benefit from increases in the value of the currencies of the countries in which the Funds invest.

The Funds may incur costs in connection with conversions between various currencies, since foreign exchange dealers will typically offer to buy and sell a foreign currency at different rates. Fluctuations in exchange rates may also affect the Funds' income distributions. For example, if foreign exchange losses exceed other investment company taxable income during a taxable year, the Funds might not be able to or might determine not to make any further ordinary income distributions. The Funds might also recharacterize ordinary income distributions made before the losses were realized as a return of capital to shareholders. This would reduce each shareholder's cost basis in his Funds' shares for U.S. tax purposes.

NON-DIVERSIFICATION: The Bond Fund and the Equity Fund are non-diversified funds under the Investment Company Act of 1940. This means the Funds can invest more than 25% of their assets in issuers in which the Funds hold individual positions that are greater than 5% of the Funds' assets. Concentrated positions in the securities of a single issuer expose the Funds to a greater risk of loss from declines in the prices of these securities

VOLATILITY OF ASSET SIZE: The Adviser's clients currently hold substantially all of the Funds' shares. As a result, the Funds' assets may increase or decrease by a significant amount whenever the Adviser decides to buy or sell Fund shares on behalf of its clients. However, the fact that substantially all of the Funds' shareholders are clients of the Funds' Adviser may make it easier for the Adviser to manage the Funds' cash flow. Any significant decline in the Funds' assets will likely increase the Funds' expenses as a percentage of their net assets. Moreover, to meet the redemption requests of the Adviser's clients, the Funds may need to liquidate portfolio positions and realize gains and losses at inopportune times for non-redeeming shareholders. Higher portfolio turnover also results in greater brokerage and other transaction costs. The Funds will not notify shareholders of any changes in the Funds' net assets, regardless of what caused the changes.

PORTFOLIO TURNOVER: The Bond Fund's portfolio turnover rate has been less than 70% for each of the past four fiscal years. However, it may increase under the new investment objective adopted by the Bond Fund on December 19 2000 to a range of 80% to 120%. The Equity Fund's portfolio turnover rate has been 85% or less for each of the past three fiscal years. However, both Funds may engage in short-term trading if the Adviser believes the sale of securities held for a short period is advisable. Higher portfolio turnover results in increased brokerage costs and may generate short-term capital gains that could be subject to ordinary income tax.

INVESTMENT OBJECTIVES AND POLICIES: The Funds' investment objectives and non-fundamental policies may be changed by the Board of Directors without shareholder approval. Please see the Statement of Additional Information for a list of fundamental policy restrictions that may be changed only with the approval of a majority of shareholders.

A FINAL NOTE ON RISK: Since the Funds' assets will fluctuate in value, you can lose money by investing in the Funds. When you redeem shares of the Funds, they may be worth more or less than your original investment. Moreover, there is no guarantee that the Funds will achieve their investment objectives. You should consult with your financial and other advisers regarding the suitability of these investments for your own particular circumstances.

FUND MANAGEMENT

THE ADVISER. Bailard, Biehl & Kaiser, Inc., located at 950 Tower Lane, Suite 1900, Foster City, California 94404 is the investment adviser (the "Adviser") for the Funds. The Adviser actively manages the Funds' investments and handles the day-to-day operations of the Funds, subject to policies established by the Board of Directors.

The Adviser has been managing money for institutions and wealthy families since 1971. The Adviser currently has over $1.4 billion in assets under management and offers separate account and commingled fund strategies to qualified investors. In addition to the Funds, Bailard, Biehl & Kaiser also offers cash management, domestic bond and domestic stock strategies on a separate account basis, often in tailored combinations. The Adviser also manages the Bailard, Biehl & Kaiser Diversa Fund, the Bailard, Biehl & Kaiser Real Estate Investment Trust, Inc., and several private exchange funds.

Bailard, Biehl & Kaiser is committed to providing innovative and enduring investment solutions to discerning investors. The Funds are just one example of such innovation. Bailard, Biehl & Kaiser's clients were rewarded by the firm's early entry into international investing in 1979. They continue to benefit from Bailard, Biehl & Kaiser's diligence in maintaining cutting edge global investment practices. Balancing the forces of dynamic financial markets with changing investor needs requires knowledgeable investment professionals, sophisticated portfolio engineering, disciplined processes and judgment only attained over time. Bailard, Biehl & Kaiser has always been willing to ask "Is this the right thing to do?" -- a philosophy that has served its clients well for 30 years.

PORTFOLIO MANAGERS. Rosemary Macedo has been primarily responsible for the day-to-day management of the Equity Fund since November 1995. Ms. Macedo joined the Adviser in 1992 with responsibility for quantitative research. She became a Senior Vice President of the Adviser in 1995.

Arthur A. Micheletti has been the senior investment strategist and lead portfolio manager for the Bond Fund since June 1992. Mr. Micheletti has been with the Adviser and has managed international and domestic debt portfolios since 1981. Mr. Micheletti has been a Senior Vice President and the Chief Economist of the Adviser since 1992. Eric Leve has been with the Adviser since June 1987 and joined the bond portfolio management team in October 1997. In April 2000, Mr. Leve was appointed a Senior Vice President of the Adviser with portfolio managment responsibilities for both domestic bond and international bond management. Josie Zhao joined the Adviser in 2000 and serves as an analyst on the bond management team. Prior to joining the Adviser, Ms. Zhao worked in portfolio management for Mellon Bank in San Francisco.

ADVISORY FEES. For the fiscal year ended September 30, 2000, the Equity Fund paid the Adviser an advisory fee of 0.95% of its net assets. For that same time period, the Bond Fund paid the Adviser an advisory fee of 0.75% of its net assets. The advisory fee rates are set forth in the Investment Management Agreements between the Funds and the Adviser. As of December X, 2000, the advisory fee for the Bond Fund was reduced to 0.60%.

PRICING OF FUND SHARES

The Funds' net asset value per share, also referred to as the NAV per share, is the price of a single share of the Fund. Purchases, redemptions and exchanges of shares are made at the next NAV calculated after the Funds' transfer agent, or an authorized broker or its designee, has received your stockholder purchase or redemption request in good order.

The Funds value securities for which market quotations are readily available at their current market value. The NAV per share is determined by dividing the total market value of the Funds' assets, less its liabilities, by the number of shares outstanding. The NAV is calculated as of the regular closing of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. The NAV is not calculated on days when the NYSE is closed.

The Funds hold securities that trade on foreign markets that may be open when the NYSE is closed. As a result, the Funds' asset value may fluctuate significantly on days when you will not be able to purchase or redeem shares.

HOW TO PURCHASE SHARES

You may purchase shares of the Funds on any day that the NYSE is open. There is no fee charged when you purchase shares directly from the Funds. However, if you use a broker/dealer to purchase your shares, the broker/dealer may impose a fee. Certain Funds services may not be available to shares held in the name of a broker/dealer or other nominee.

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities to any person in any jurisdiction where it is unlawful to make such an offer.

NEW ACCOUNTS: The minimum initial investment in the Funds is $5,000. The minimum initial investment for employees and officers of the Adviser and their relatives, and Directors of the Funds, is $2,000. The Funds reserves the right to waive, reduce or increase the minimum investment for initial and subsequent investments.

You may open your account by sending your initial purchase by mail or by wire as referenced below.

By Mail: Please complete the Stockholder Application found in the back of this prospectus and send it by regular mail to the Funds' transfer agent at:

                    Chase Global Funds Services Co.
                    P.O. Box 2798
                    Boston, MA  02208

               OR

               by express, registered or certified  mail to:

                    Chase Global Funds Services Co.
                    73 Tremont Street
                    Boston, MA  02108

               Please also include a check for your initial purchase made payable to the Fund in which you will be investing:

                    BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND, OR BAILARD, BIEHL & KAISER BOND OPPORTUNITY FUND


BY WIRE: Please contact the Funds' transfer agent directly at 800-541-4366 for instructions on how to wire your initial purchase. Please note that, before wiring your investment, a completed Stockholder Application must be received by the Funds' transfer agent at one of the addresses above.

               The wiring instructions for purchases in the Funds is:

                    The Chase Manhattan Bank, N.A.
                    One Chase Manhattan Plaza
                    New York, NY 10081-1000 ABA
                    #021000021 DDA #910-2-733160
                    Attn: [NAME OF THE BAILARD, BIEHL & KAISER FUND
                           IN WHICH YOU WILL BE INVESTING]
                    Stockholder's Name: __________________
                    Account Number: ____________________

RETIREMENT ACCOUNTS. If you wish to establish a retirement account, please contact BB&K Fund Services at 800-882-8383 to discuss your options and to request the appropriate paperwork. Please note that the minimum initial investment amount for retirement accounts is also $5,000.

If a purchase is cancelled because your check or wire transfer does not clear, you will be responsible for any loss the Funds or the Adviser incurs. In addition, you may be prohibited or restricted from making future purchases in the Funds.

Because of the additional cost to the Funds caused by investors who are trying to time the market with short-term purchases and redemptions, the Funds discourage "market timers" from investing in the Funds. The Funds reserve the right to refuse any purchases.

ADDITIONAL PURCHASES:

The minimum amount for subsequent purchases is $100. You may make additional purchases by mail or by wire by using the addresses and wiring instructions listed in the previous section entitled NEW ACCOUNTS. Please be sure to include your account number on your check or wire whenever making additional purchases.

HOW TO SELL SHARES

You may sell all or a portion of your shares, at no charge, on any day the NYSE is open. If you use a broker/dealer to sell your shares, the broker/dealer may impose a fee for this service. The Funds' transfer agent will normally send the sale proceeds to you within seven days.

Below are your options for redeeming shares. Please note that the Funds' transfer agent must receive any redemption request before 4:00 p.m. Eastern Time in order for the request to be processed that day. Any request received after that time will be processed on the next business day.

BY MAIL: You may redeem shares from your account by mailing your written request directly to the Funds' transfer agent at one of the addresses listed under HOW TO PURCHASE Shares. Please reference your account number and be sure to have all required signers on the account sign the request. Please note that any written redemption request for an amount exceeding $50,000 requires a signature guarantee. A signature guarantee is also required if you request that the proceeds of your redemption be sent anywhere other than your address or bank of record. For more information on how to obtain a signature guarantee, please refer to the Funds' Statement of Additional Information or contact the Funds' transfer agent at 800-541-4366.

BY TELEPHONE:       If you have elected Telephone Redemption Privileges for your account either by checking the appropriate box on your Stockholder Application or by subsequently adding the service to your account, you may call the Funds' transfer agent directly at 800-541-4366 to request a redemption and have the proceeds sent to your address or bank of record.

                    Redemption requests by telephone must be for at least $1,000 and not exceed $150,000.

                    Neither the Funds nor their transfer agent will be liable for following telephone instructions that the Funds' transfer agent reasonably believes to be genuine.

                    If you wish to add Telephone Redemption Privileges to your existing account, please contact the Funds' transfer agent for the appropriate form. Please note that shares held in individual retirement plans or issued in certificate form are not eligible for telephone exchange or redemption privileges.

SYSTEMATIC
WITHDRAWAL PLAN:    The Systematic Withdrawal Plan lets you withdraw a minimum of $100 on a periodic basis. To request this feature, please check the appropriate box on your Stockholder Application or contact the Funds' transfer agent at the telephone number listed above for the appropriate form. Please note that there is a $2 fee for each withdrawal under this plan. You must have a minimum account size of $10,000 to participate.

Your options for receiving your redemption proceeds are:

BY CHECK:           A check will be sent to your address of record unless you
                    indicate otherwise on your request.

BY WIRE: You may request to have your redemption proceeds wired directly to your bank account.

If you are requesting a redemption shortly after a purchase by check was made in your account, the transfer agent may wait until the check clears before processing your request.

If the market value of your account should fall under $1,000, the Funds reserve the right to liquidate your account after providing you with a 30-day written notice.

If the amount you are redeeming exceeds 1% of the Funds' net assets or $250,000 during any 90-day period, the Funds reserves the right to honor your redemption request by distributing to you readily marketable securities to you instead of cash. You may incur brokerage and other costs in converting to cash any securities distributed.

EXCHANGING SHARES WITH ANOTHER BAILARD, BIEHL & KAISER FUND

You can exchange your Fund shares for shares in any mutual fund offered by Bailard, Biehl & Kaiser at no charge. You may make your exchange request in writing directly to the Funds' transfer agent at either of the addresses listed under HOW TO PURCHASE SHARES. You may also make your request over the telephone by following the procedures described above regarding telephone redemptions. Exchanges may only be made between accounts with identical account registrations.

Exchanges can only be made in states where shares of the funds being purchased are qualified for sale, and the dollar amount of an exchange must meet the initial or subsequent minimum investment requirements of the funds being purchased. The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

Before making your exchange, please read carefully the prospectus carefully for the fund in which you will invest. You may request the prospectus by contacting BB&K Fund Services at 800-882-8383.

STATEMENTS

You will receive a confirmation statement after your initial purchase and after each subsequent purchase or sale in your account. You will also receive a statement after each dividend and capital gain distribution.

DISTRIBUTIONS

The Funds intend to distribute any net investment income and net realized capital gains to its stockholders. Any net investment income earned by the Funds is distributed as dividends on a quarterly basis for the Bond Fund and on an annual basis (generally in December) for the Equity Fund. Short-term and long-term capital gains realized from the sale of securities from the Funds' portfolios are distributed annually, generally in December. Gains from investments held by the Funds for one year or less are short-term gains, and if held for over one year are long-term gains.

The amount of net investment income distributed and the characterization of Funds distributions for tax purposes may be affected, among other factors, by foreign currency exchange losses.

You have the choice of receiving your distributions from the Funds in cash or having your distributions reinvested in additional shares in your account. If you decide to have your distributions paid to you in cash, you may choose to have the proceeds sent to you by check or wired directly to your bank account. Unless you note otherwise on your Stockholder Application, your distributions will automatically be reinvested in additional shares of the Funds.

You may change your distribution option at any time by sending your written request directly to the Funds' transfer agent. Please allow sufficient time for your request to be processed. The transfer agent must receive your request at least five days before the next distribution record date for it to be effective.

TAXES

For income tax purposes, net investment income dividends are generally taxed at the ordinary income rate. In addition, any net realized short-term capital gains are also taxable at the ordinary income rate. Net realized long-term capital gains distributed to you by the Funds are taxed at the long-term capital gain rate regardless of how long you held your shares. All dividends and distributions are taxable to stockholders whether the proceeds are received in cash or reinvested in additional shares. The Funds will inform you of the source and nature of the distributions at the time they are paid.

If you purchase shares shortly before the Funds make a distribution, the distribution may return some of your initial capital to you in a taxable event. As a result, the Funds do not recommend you make purchases shortly before a distribution.

When you sell your shares or exchange your Fund shares for shares in another fund, you may trigger a taxable event depending on the amount of your sale proceeds relative to your initial investment, and how long you held your shares.

Any loss recognized upon the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gains during the period the shares were held. Dividends and distributions payable to stockholders of record as of a date in October, November or December of any year will be deemed to have been paid by the Fund and received by stockholders on December 31 if the dividends are paid by the Funds at any time during the following January.

Investors are urged to consult their own tax advisers to determine the effect of an investment in the Funds upon their individual tax situations.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in these tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Annual Reports for each Fund, which are available upon request.

BAILARD, BIEHL & KAISER BOND
OPPORTUNITY FUND

For a share outstanding throughout the year:

                                                      For the Year Ended September 30,
                                             --------------------------------------------------
                                             2000(1)    1999(1)    1998(1)    1997(1)     1996
                                             ------     ------     ------     ------     ------
Net Asset Value, Beginning of Year           $ 7.85     $ 7.99     $ 8.20     $ 8.38     $ 8.78
                                             ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income                        0.29       0.34       0.25       0.42       0.59
  Net Realized/Unrealized Gain (Loss) on
    Securities and Foreign Currency           (0.55)     (0.39)      0.40       0.04       0.16
                                             ------     ------     ------     ------     ------

Total from Investment Operations              (0.26)     (0.05)      0.65       0.46       0.75
                                             ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
  Net Investment Income                       (0.25)     (0.09)     (0.86)     (0.17)     (0.45)
  For Tax Purposes in Excess of Book
    Net Investment Income                        --         --         --      (0.47)     (0.70)
                                             ------     ------     ------     ------     ------
Total Distributions
                                              (0.25)     (0.09)     (0.86)     (0.64)     (1.15)
                                             ------     ------     ------     ------     ------
Net Asset Value, End of Year                 $ 7.34     $ 7.85     $ 7.99     $ 8.20     $ 8.38
                                             ======     ======     ======     ======     ======
TOTAL RETURN                                  (3.52%)    (0.65%)     8.75%      5.75%      9.32%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Year (millions)         $ 67.1     $ 79.2     $ 55.0     $ 51.9     $ 65.4
  Ratio of Expenses to Average Net Assets:
    Before Expenses Paid Indirectly            1.22%      1.26%      1.33%      1.35%      1.22%
    After Expenses Paid Indirectly             1.22%      1.26%      1.26%      1.35%      1.22%
  Ratio of Net Investment Income to
    Average Net Assets                         3.79%      4.03%      4.63%      4.72%      5.41%
  Portfolio Turnover Rate                        34%        31%        40%        33%        61%

----------
(1) Net investment income per share has been computed before adjustments for book/tax differences. "Distributions for Tax Purposes in Excess of Net Investment Income" represents amounts paid from foreign currency gains reclassified to net investment income under the Internal Revenue Code.

BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND:

For a share outstanding throughout the year:

                                                            For the Year Ended September 30,
                                           ----------------------------------------------------------------
                                            2000           1999          1998          1997          1996
                                           -------        -------       -------       -------       -------
Net Asset Value, Beginning of Year         $  6.89        $  5.92       $  6.91       $  6.05       $  6.00
                                           -------        -------       -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income                       0.00(1)(2)     0.02(1)       0.09(1)       0.04(1)       0.05
  Net Realized/Unrealized Gain (Loss) on
    Securities and Foreign Currency           0.47           1.47         (0.81)         1.23          0.37
                                           -------        -------       -------       -------       -------

Total from Investment Operations              0.47           1.49         (0.72)         1.27          0.42
                                           -------        -------       -------       -------       -------
LESS DISTRIBUTIONS:
  Net Investment Income                      (0.02)         (0.06)        (0.13)        (0.05)        (0.06)
  Net Realized Gain                          (0.65)         (0.46)        (0.14)        (0.36)        (0.31)
                                           -------        -------       -------       -------       -------

Total Distributions                          (0.67)         (0.52)        (0.27)        (0.41)        (0.37)
                                           -------        -------       -------       -------       -------
Net Asset Value, End of Year               $  6.69        $  6.89       $  5.92       $  6.91       $  6.05
                                           =======        =======       =======       =======       =======
TOTAL RETURN                                  6.10%         26.13%      -10.61%         22.22%         7.33%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Year (millions)       $ 152.9        $ 139.5       $ 108.3       $ 139.2       $ 100.4
  Ratio of Expenses to Average Net
  Assets:
    Before Expenses Paid Indirectly           1.37%          1.49%         1.44%         1.44%         1.54%
    After Expenses Paid Indirectly            1.37%          1.49%         1.41%         1.44%         1.54%
  Ratio of Net Investment Income to
    Average Net Assets                       (0.01%)         0.37%         0.49%         0.79%         0.78%
Portfolio Turnover Rate                        101%            85%           78%           67%          103%

----------
(1) Net investment income per share has been computed before adjustments for book/tax differences.
(2)  Amount represents less than $0.01 per share.

The following information is available by request at no charge:

STOCKHOLDER REPORTS

Additional information about the Funds' investments and performance is available in the Funds' Semi-Annual, and Annual Reports to Stockholders. The Annual Report discusses the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides further detail about the Funds' investment policies, risks and operations. It is incorporated by reference into this Prospectus and is legally a part of this prospectus.

To request this information or make any additional inquiries please contact us at:

BB&K Fund Services, Inc.
950 Tower Lane, Suite 1900
Foster City, CA 94404-2131
Toll free (800) 882-8383
info@bailard.com

Information about the Funds (including the SAI) may be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.. Reports and other information about the Funds are also available at the SEC's Internet site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by sending an email to publicinfo@sec.gov or by writing to: Public Reference Room, Securities and Exchange Commission, Washington, DC 20549-0102.

Bailard, Biehl & Kaiser International Equity Fund
Ticker: BBIEX
SEC File Number: 811-4828

Bailard, Biehl & Kaiser Bond Opportunity Fund
Ticker: BBIFX
SEC File Number: 811-2888

                  BAILARD, BIEHL & KAISER BOND OPPORTUNITY FUND
                BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 19, 2000

This Statement of Additional Information is not a Prospectus, but contains information in addition to that contained in the Prospectus, which may be of interest to some investors. This Statement of Additional Information should be read in conjunction with the Prospectus dated. You can request the Prospectus by writing directly to us at the address above or by calling us at (800) 882-8383.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Investment Objectives, Policies and Restrictions.............................B-2
Net Asset Value.............................................................B-10
Purchases, Exchanges Redemptions............................................B-11
Distributions and Taxes.....................................................B-12
Directors and Officers......................................................B-15
Investment Advisory and Other Services......................................B-18
Portfolio Transactions and Brokerage Commissions............................B-20
Stockholder Information.....................................................B-21
Performance Data............................................................B-18
Financial Statements........................................................B-22
Appendix A (Bond, Commercial Paper, Preferred Stock
  and Municipal Debt Ratings)...............................................B-24
Appendix B (Hedging and Other Transactions).................................B-26

                This Statement of Additional Information Does Not
                     Constitute an Offer to Sell Securities.

THE FUNDS

The Bailard, Biehl & Kaiser Bond Opportunity Fund (the "Bond Fund") and the Bailard, Biehl & Kaiser International Equity Fund (the "Equity Fund") are non-diversified series of the Bailard, Biehl & Kaiser International Fund Group (the "Company"), a Maryland corporation and an open-end management investment company.

The Company was organized as a Maryland corporation on June 12, 1990. Prior to January 1996, the name of the Bond Fund was the Bailard, Biehl & Kaiser International Fixed-Income Fund and, from January 1996 to December 2000, it was the Bailard, Biehl & Kaiser International Bond Fund. The Equity Fund is the successor to the Bailard, Biehl & Kaiser International Fund, Inc., a Delaware corporation that was organized on March 12, 1979.

The Company's fiscal year ends on September 30 of each year.

INVESTMENT POLICIES AND RESTRICTIONS

BOND FUND:

DEBT SECURITIES OF THE U.S. GOVERNMENT AND ITS AGENCIES. The Bond Fund may invest in U.S. Government securities which consist of: (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury Obligations consist of U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the United States; and (ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Banks) and some of which are backed only by the credit of the issuer itself, such as the Federal Farm Credit Bank ("FFCB"). U.S. Government securities generally do not involve the credit risks associated with U.S. corporate debt securities and, as a result, the yields available from U.S. Government securities are generally lower than the yields available from U.S. corporate debt securities. Like other debt securities, however, the values of U.S. Government securities change as interest rates fluctuate.

DEBT SECURITIES OF FOREIGN GOVERNMENTS AND SUPRA-NATIONAL ENTITIES: The Bond Fund may invest in debt securities issued or guaranteed as to payment of principal and interest by governments, semi-governmental entities and governmental agencies of countries throughout the world denominated in the currencies of such countries or other currencies. The Fund may also invest in debt securities of supra-national entities, which may be denominated in dollars or other currencies. A supra-national entity is an entity designated or supported by a national government or governments to promote economic reconstruction or development. Examples of supra-national entities in which the Fund may invest include the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Asian Development Bank and the European Coal and Steel Community. These supra-national entities do not have taxing authority and therefore depend upon their members' continued support to meet interest and principal payments.

CORPORATE DEBT SECURITIES: The Bond Fund may invest in debt securities of U.S. and foreign companies. These securities will consist of all types of long or short-term debt obligations, such as bonds, debentures, notes, mortgage and asset-backed obligations, equipment lease certificates, equipment trust certificates, conditional sales contracts and commercial paper. See "Debt Securities of the U.S. Government and its Agencies" for information concerning mortgage-backed securities.

MORTGAGE AND ASSET BACKED SECURITIES: The Bond Fund may invest in mortgage backed debt obligations issued by government and private entities, such as direct pass-through certificates of the Government National Mortgage Association

("GNMA"), which are backed by the full faith and credit of the United States. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, mortgage backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term interest rates. Also, mortgage backed securities may have less potential for capital appreciation during periods of declining interest rates than other debt securities of comparable maturities because of the prepayment feature, although such obligations may have a comparable risk of decline in market value during periods of rising interest rates. The Bond Fund may also invest in asset backed securities which are collateralized by assets other than mortgage loans. The most common types of asset backed securities are collateralized by credit card receivables, automobile loans or home equity loans. The value of these securities may be significantly affected by changes in the market's perception and the creditworthiness of the issuers and the other parties involved. Asset backed bonds are generally subject to a lower level of prepayment risk due to changes in interest rates than bonds backed by mortgages.

CONVERTIBLE DEBT SECURITIES: The Bond Fund may invest in convertible debt obligations of U.S. and foreign companies. Convertible bonds typically offer lower coupon rates and stated yields to maturity than nonconvertible bonds. However, a convertible bond also gives the bondholder an option to exchange the bond for a specified number of common shares at a specified price or ratio and, thus, to share in the price appreciation in the common stock. In general, a convertible security performs more like a stock when the underlying stock's price is high (because it is assumed that it will be converted) and more like a bond when the underlying stock's price is low (because it is assumed that it will mature without being converted). Most convertible bonds are callable at the option of the issuer and, if the issuer exercises its right to call the bond, bondholders typically are given a limited time in which to convert. Convertible debt obligations are generally less liquid, more difficult to price and have higher transaction costs than non-convertible bonds. Furthermore, the value of convertible debt obligations may be affected by fluctuations in the market value of the underlying common stock.

PREFERRED STOCK: The Bond Fund may invest in preferred stock. Preferred stock is an equity security that entitles the holder to certain preferences over the common stock of the issuer. Preferred stock is not a debt instrument and is junior to debt in regard to recoverability in the case of default by the issuer. Preferred stock is generally callable, is less liquid than its common stock counterpart and ordinarily carries limited or no voting rights.

TAXABLE MUNICIPAL DEBT SECURITIES: The Bond Fund may invest in taxable municipal debt securities. Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments and financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers and insurers of municipal securities. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, and utilities, conditions in those sectors can also affect the overall municipal market.

INDEXED SECURITIES: The Bond Fund may invest in indexed securities, the value of which is linked to interest rates, currencies, commodities, indices or other financial indicators ("reference instruments"). Indexed securities may provide for periodic interest payments to holders, or they may be structured as "zero coupon" instruments with no payments prior to maturity. They may be subject to a "cap" on the maximum principal amount, or a "floor" on the minimum principal amount, to be repaid on maturity. Indexed securities may be traded on an exchange or over-the-counter. Unlike other debt securities, the interest rate or the principal amount payable at maturity of an indexed security may vary based on changes in one or more reference instruments, such as a change in an inflation index or a change in the interest rate of the reference instrument compared with a fixed interest rate. The reference instrument need not be related to the terms of the debt security. For example, the interest rate or the principal amount of a U.S. dollar-denominated indexed security may vary based on a change in a foreign security or basket of foreign securities. An indexed security may also be positively or negatively indexed, so that its value may increase or decrease as the value of the reference instrument increases or decreases. Further, the change in the interest rate or the principal amount payable of an indexed security may be some multiple of the change (positive or negative) in the value of the reference instrument. Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price fluctuations in response to changes in interest rates, the interest rate or principal amount of indexed securities may decrease, sometimes substantially, as a result of changes in the value of the reference instruments. Further, indexed securities may be more volatile than the reference instruments, particularly those that are negatively indexed to the reference instrument and those that are based on a multiple of the change in the value of the reference instrument. Because it is common for indexed securities to be individually negotiated with the issuer, such securities also tend to be less liquid than other debt securities and may be more difficult to value.

RULE 144A SECURITIES; The Bond Fund may invest in Rule 144A debt securities issued by U.S. and foreign companies. Rule 144A securities are securities issued in private placements that are subject to resale restrictions and may be resold only to qualified institutional buyers. The market for Rule 144A securities may be less liquid than the market for publicly traded debt securities, particularly during adverse market conditions. Accordingly, the Bond Fund may be unable to sell such securities at a time or a price that would otherwise be desirable.

BANK OBLIGATIONS: The Bond Fund may invest in obligations of U.S. and foreign banks, bank holding companies and other financial institutions (consisting of certificates of deposit, bankers' acceptances and other short-term debt obligations) that, at the date of investment, have total assets in excess of $1 billion. Under normal circumstances, the Fund would not expect to invest a substantial portion of its assets in such obligations. However, if short-term interest rates exceed long-term interest rates, the Fund may hold a greater proportion of its assets in these instruments.

TEMPORARY INVESTMENTS: When the Adviser believes that investing for temporary defensive purposes is appropriate (such as during periods of unusual market conditions or when it is anticipated that interest rates will rise), the Bond Fund may invest up to 100% of its total assets in money market securities, denominated in dollars or in the currency of any foreign country, issued by entities organized in the United States or any foreign country, consisting of: short-term (less than twelve months to maturity) obligations issued or guaranteed by the United States government or the government of a foreign country or their agencies or instrumentalities; finance company and corporate commercial paper, and other short-term corporate obligations; and obligations of banks (including certificates of deposit, time deposits and bankers' acceptances). Within certain limitations, the Bond Fund can also invest in U.S. and foreign repurchase agreements. The Fund's investment objective may not be achieved when the Fund is invested for temporary defensive purposes.

EQUITY FUND:

EQUITY INVESTMENTS: The Equity Fund will invest in the equity securities of foreign issuers, including U.S. companies whose assets or operations are primarily located overseas. For this purpose, equity securities are common stocks, preferred stocks and convertible securities (such as convertible debt securities and warrants). Warrants do not entitle the holder to voting, liquidation or dividend rights with respect to the issuer of the underlying securities. The Equity Fund may also invest in American Depository Receipts
(ADRs), Global Depository Receipts (GDRs), and International Depository Receipts
(IDRs). A purchaser of an unsponsored ADR, GDR or IDR may have limited voting rights and may receive less information about the issuer of the underlying security than with a sponsored ADR, GDR or IDR.

CASH EQUIVALENTS: The Equity Fund may invest in the short-term obligations of U.S. and foreign companies and governments pending investment or for protection against market declines. Short-term obligations will consist of short-term notes, commercial paper, certificates of deposit, and, within certain limitations, repurchase agreements.

SECURITIES LENDING: The Equity Fund may engage in securities lending with the primary objective of increasing its income through fees and through investment of cash collateral in short-term, interest-bearing obligations. The Fund will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves the risk that the borrower may fail to return the securities in a timely manner or at all, or to provide additional collateral. The Adviser will loan portfolio securities only to broker-dealers and other institutional investors it deems creditworthy. In addition, the Adviser will require that each loan be secured by collateral consisting of U.S. Government securities, letters of credit, cash or cash equivalents maintained daily in an amount at least equal to the current market value of the securities loaned, that the Fund be able to call the loan at any time, that the Fund receive any interest or dividends paid and retain any voting rights with respect to the securities loaned, and that the aggregate market value of securities loaned not exceed one-third of the total assets of the Fund. The 1940 Act prohibits funds from making loans to persons who control or are under common control with the fund. The Adviser will not engage in any securities lending for the Equity Fund until specific policies and procedures relating to this practice are reviewed and approved by the Board of Directors.

BOND FUND AND EQUITY FUND

TYPES OF INVESTMENTS: As a general rule, the Bond Fund and the Equity Fund will purchase securities that are traded on exchanges or over-the-counter markets which are often based in the respective countries, including the U.S., in which the various issuers of such securities are principally based. There is no limitation on the percentage of the Funds' assets that may be invested in securities of issuers located within any one country, other than restrictions that may be imposed from time to time by the Company's Board of Directors, nor is there any minimum asset or net worth requirement with respect to issuers in which the Funds' assets may be invested.

INVESTMENT COMPANIES: The Bond Fund and the Equity Fund may invest in domestic and foreign investment companies whose portfolios are invested primarily in the securities of foreign issuers. Either Fund's purchase of securities of another investment company results in the layering of expenses, so that a shareholder will directly bear the expenses of the Fund and indirectly bear a proportionate share of the expenses of the other investment company. Except as permitted under the 1940 Act, the Funds will not invest their assets in more than 3% of the outstanding voting stock of any other investment company. In addition, they not invest more than 5% of their total assets in any other investment company or more than 10% of its total assets in investment companies as a group. The Funds, together with other investment companies having the same investment adviser, will not invest in more than 10% of the outstanding voting stock of any closed-end investment company, unless the security is acquired pursuant to a plan of reorganization or a Securities and Exchange Commission approved offer of exchange. Finally, the Funds will not purchase the securities of any investment company that is sponsored or managed by the Adviser.

REPURCHASE AGREEMENTS: Repurchase agreements represent agreements in which the Bond Fund or the Equity Fund buys securities from a seller who agrees to repurchase such securities at a later date at a specified time and price. When the Funds invest in U.S. repurchase agreements, the securities acquired by the Funds will be U.S. Treasury securities, and the Funds will enter into repurchase agreements only with registered broker-dealers and with domestic banks or other financial institutions regulated by the FDIC and having total assets in excess of $10 billion. The seller's obligation to repurchase is fully collateralized with other securities in which the Funds can invest, although the Funds may experience delays in acquiring control of the collateral upon a default by the seller. The value of the collateral, including accrued interest, will be marked to market daily. The Funds' right to liquidate its collateral in the event of a default by the seller could involve certain costs, losses on delays, and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Funds could suffer a loss. If the value of the collateral should decrease below the resale price of the securities acquired, including accrued interest, additional collateral is required to be deposited.

The Bond Fund and the Equity Fund may also invest in international repurchase agreements involving foreign instruments that are subject to similar restrictions and risks.

EURO: On January 1, 1999, eleven major European countries participating in the Economic and Monetary Union (the "EMU") adopted a new single currency, the Euro, which will replace the national currencies of the participating countries. Most of the affected securities have already been redenominated in Euros. However, no one knows how smooth the conversion to the Euro will actually be. The monetary conversion affects clearing and payment systems, as well as financial institutions' operating systems. These and other factors, including political and economic risk, could cause market disruptions after the introduction of the Euro. Although it is not possible to fully predict the impact of the Euro on the Fund, the Adviser is taking steps to make the transition as smooth as possible.

HEDGING TRANSACTIONS

HEDGING TRANSACTIONS INVOLVING FOREIGN CURRENCIES: The Bond Fund and the Equity Fund may hedge foreign currency risk through the use of direct hedges, indirect hedges and cross hedges. The Funds may directly hedge a currency risk when they believe that the currency in which a particular portfolio security is denominated may suffer a substantial adverse movement against the U.S. dollar. For example, to directly hedge a position, the Funds could sell an amount of such foreign currency, or buy an amount of the U.S. dollar, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

Indirect hedges are similar to direct hedges, except that in an indirect hedge, the Funds hedge a portfolio security's currency risk with a different, or proxy, currency that is expected to trade closely to the portfolio security's underlying currency. Indirect hedges may used when the Funds believe that the currency risk associated with a portfolio position can be hedged more effectively through the purchase or sale of the proxy currency due to better liquidity, lower transaction costs and/or relative currency expectations.

The Funds may enter into a cross-hedge when they believe that the currency in which a particular portfolio security is denominated may suffer a substantial adverse movement against a currency other than the U.S. dollar. If one currency is expected to decrease against another currency, the Funds may sell the currency expected to weaken and buy the currency expected to strengthen. The Funds may also initiate a foreign currency position that increases the exposure of the Funds to that currency. Typically, this would be done when the Funds like the currency of a country but not the stocks or bonds of that country. To offset an underweight (or no) securities position in that country, the Funds may add a foreign currency position that is larger than the securities position. Under such circumstances, the Bond Fund's or the Equity Fund's foreign currency position in a country will not exceed that of its neutral weighting for the country.

HEDGING A RISK ASSOCIATED WITH OR AS A SUBSTITUTE FOR A MARKET, ECONOMIC SECTOR OR INDUSTRY: Generally, to hedge a risk associated with or as a substitute for a market, economic sector or industry, the Equity Fund may enter into a transaction involving a stock index Option, a stock index Futures Contract or Option on a stock index Futures Contract. A stock index is a composite of the market prices of the stocks that make up the index. An index may be broad based (comprised of many stocks and designed to be representative of an overall market, e.g., the CAC-40 Index of French securities) or narrow based (designed to be representative of a particular industry or market sector, e.g., the Morgan Stanley Global Utilities Index). An index may also be composed of U.S. stocks (e.g., the S&P 500 Stock Index) or foreign stocks (e.g., the International Market Index) or a combination of both (e.g., the Morgan Stanley World Index). Stock indices are used as the underlying value of stock index Options, stock index Futures Contracts and Options on stock index Futures.

HEDGING A RISK ASSOCIATED WITH ADVERSE CHANGES IN INTEREST RATES OR DEBT
SECURITIES: Generally, to hedge a risk associated with changes in interest rates or as to serve as a substitute for an underlying securities position, the Bond Fund may enter into a transaction involving an Option, a Futures Contract or an Option on a Futures Contract based on debt securities. The debt security is typically a representative government bond, such as the ten-year Japanese government bond. It may be a U.S. or foreign debt security. These debt securities are used as the underlying value of the associated Options, Futures Contracts and Options on Futures.

The Bond Fund and the Equity Fund will not engage in a transaction involving Forward Contracts or Futures Contracts, and will not write Options or Options on Futures Contracts unless their positions are "covered" by an offsetting position or transaction, or liquid assets equal to the amount of the Funds' contingent obligations are held by the Funds' custodian in a segregated account. For a more detailed description of cover transactions, see Appendix B.

FORWARD CONTRACTS. A Forward Contract is an obligation to purchase or sell a specific currency for an agreed price at a future date and is individually negotiated and privately traded by currency traders and their customers. The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the Forward Contract is entered into and the date it matures. Forward Contracts may limit potential gain from a positive change in the relationship between currencies, and unanticipated changes in currency prices may result in poorer overall performance for the Bond Fund or the Equity Fund than if it had not engaged in such contracts.

OPTIONS. The Bond Fund may purchase and write call and put Options on debt securities and foreign currencies. The Equity Fund may purchase and write call and put Options on stock indices and foreign currencies. Call Options on debt securities and foreign currencies give the holder the right, in exchange for a premium, to buy the underlying security or currency at a stated price while the counterparty is obligated, upon exercise, to sell such security or currency. Put Options on debt securities and foreign currencies give the holder the right, in exchange for a premium, to sell the underlying security or currency at a stated price while the counterparty is obligated, upon exercise, to buy such security or currency. An Option on a stock index is similar to an Option on a security or foreign currency, except that exercise of the Option results in the payment of a cash settlement instead of the purchase or sale of securities that underlie the index. The amount of the cash settlement depends on the change in the value of the index underlying the Option.

The purchase of an Option may constitute an effective hedge against fluctuations in currency exchange or interest rates, or changes in market conditions, although, in the event of movements adverse to the Bond Fund's or Equity Fund's positions, the Funds may forfeit the entire amount of the premium plus related transaction costs. The writing of Options constitutes only a partial hedge, up to the amount of the premium received, and the Funds could be required to purchase or sell debt securities, foreign currencies, or other assets at disadvantageous rates, thereby incurring losses.

Options written or purchased by the Bond Fund and the Equity Fund will be traded on U.S. and foreign exchanges or, provided a sufficiently liquid secondary market exists, over-the-counter markets. Over-the-counter Options purchased by the Funds and the value of securities used to cover over-the-counter Options written by the Funds will be deemed to be illiquid subject to the Fund's policy limits on investments in illiquid securities.

FUTURES CONTRACTS. Generally, a Futures Contract is an exchange traded contract for the purchase or sale for future delivery of the underlying asset. A sale of a Futures Contract on a debt security or foreign currency is the acquisition of a contractual obligation to deliver the security or currency called for by the contract at a specified price in a fixed delivery month. A purchase of a Futures Contract on a debt security or foreign currency means the acquisition of a contractual obligation to acquire the security or currency called for by the contract at a specified price in a fixed delivery month. A Futures Contract on a stock index, like an Option on a stock index, results in the payment of a cash settlement instead of the delivery of the securities that underlie the index.

The amount of the cash settlement depends on the change in the value of the index underlying the Futures Contract. The successful use of Futures Contracts will usually depend on the Bond Fund's and the Equity Fund's ability to correctly predict currency exchange and interest rate movements and market conditions. Should rates or markets move in an unexpected manner, the Funds may not achieve the anticipated benefits of Futures Contracts or may realize losses. Losses from Futures Contracts are potentially unlimited.

OPTIONS ON FUTURES CONTRACTS. The Bond Fund and the Equity Fund may purchase and write call and put options on Futures Contracts. Call Options on Futures Contracts give the holder the right, in exchange for a premium, to take the position of a buyer in a specified Futures Contract while the counterparty is obligated, upon exercise, to take the position of a seller in that Futures Contract. Put Options on Futures Contracts give the holder the right, in exchange for a premium, to take the position of a seller in a specified Futures Contract while the counterparty is obligated, upon exercise, to take the position of a buyer in that Futures Contract. An Option on a Futures Contract may entail more or less risk than ownership of the Futures Contract upon which it is based or the underlying asset. Options on Futures Contracts hedge positions and transactions in a manner similar to Options. For more information on the uses and limits of Options on Futures Contracts, see "Options."

SWAPS: The Bond Fund may engage in swap transactions, which are individually negotiated agreements to exchange the right to receive payment on a particular type of obligation for a different type of payment. In a typical interest rate Swap, one party agrees to pay a fixed rate of interest while the counterparty agrees to pay a floating rate. Interest rate Swaps also permit counterparties to exchange a floating rate obligation (based on one or more reference rates, such as the London Interbank Offered Rate ("LIBOR"), a specified bank's prime rate or U.S. Treasury Bill rates), for a floating rate obligation based on a different reference rate. A currency Swap allows the parties to exchange fixed or floating rate obligations (and, in some cases, principal obligations) denominated in different currencies.

Caps, floors and collars are forms of Swap transactions that have additional features. The purchase of a cap permits the purchaser, to the extent that a specified index exceeds a predetermined rate, to receive payments from the seller. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments from the seller. A collar combines the elements of purchasing a cap and selling a floor protecting against rate fluctuation above the maximum amount or to the minimum amount. The Bond Fund will deem the obligations owed to it under a Swap to be illiquid for purposes of the restrictions on investments in illiquid securities, except to the extent that a third party (such as a large commercial bank) has guaranteed the Bond Fund's ability to offset the Swap at any time.

SPOT TRANSACTIONS. The Bond Fund and the Equity Fund also engage in foreign currency exchange transactions on a spot (i.e., current) basis in connection with the investment of cash balances held by the Funds outside of the United States. The purpose of these cash balances is to provide liquidity for operations. The Funds expect to invest their cash balances primarily in bank accounts or similar investments denominated in foreign currencies in lieu of dollar-denominated bank accounts or investments. This should permit the Funds to profit from declines in the value of the dollar during periods when the dollar is declining relative to the foreign currencies in which its cash balances are invested. There is, however, no guarantee that the Adviser will correctly anticipate currency fluctuations. Accordingly, if the Bond Fund's and the Equity Fund's cash balances are maintained in investments denominated in foreign currencies during periods when the value of the dollar is appreciating relative to those foreign currencies, the Funds will experience losses. The Funds will also incur service charges in connection with each currency conversion.

RISKS OF HEDGING TRANSACTIONS: Hedging Transactions cannot eliminate all risks of loss to the Bond Fund and the Equity Fund and may prevent the Funds from realizing some potential gains. The projection of short-term currency exchange and interest rates and other market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Among the risks of Hedging Transactions are: incorrect prediction of the movement of currency exchange and interest rates and other market conditions; imperfect correlation of currency movements in cross-hedges and indirect hedges; imperfect correlation in the price movements of Futures Contracts and Options on Futures Contracts with the assets on which they are based; lack of liquid secondary markets and the inability to effect closing transactions; costs associated with effecting such transactions; inadequate disclosure and/or regulatory controls in certain markets; counterparty default with respect to transactions not executed on an exchange; trading restrictions imposed by governments, or securities and commodities exchanges; and governmental actions affecting the value or liquidity of currencies, securities and indices. Hedging Transactions may be effected in foreign markets or on foreign exchanges and are subject to the same types of risks that affect foreign securities.

Indirect hedges and cross-hedges are more speculative than other hedges because they are not directly related to the position or transaction being hedged. With respect to indirect hedges, movements in the proxy currency may not precisely mirror movements in the currency in which portfolio securities are denominated. Accordingly, the potential gain or loss on an indirect hedge may be more or less than if the Bond Fund or the Equity Fund had directly hedged a currency risk. Similar risks are associated with foreign currency cross-hedge transactions. In a cross-hedge, the foreign currency in which a portfolio security is denominated is hedged against another foreign currency, rather than the U.S. Dollar. Cross-hedges may also create a greater risk of loss than other Hedging Transactions because they may involve hedging a currency risk through the U.S. Dollar rather than directly to the U.S. Dollar or another currency. Moreover, in some cases, the Funds' exposure to a foreign currency will be greater than its exposure to the securities of that country.

In order to help reduce certain risks associated with Hedging Transactions, the Board of Directors has adopted the requirement that Forward Contracts, Options, Futures Contracts and Options on Futures Contracts be used as a hedge or as a substitute for an underlying securities or currency position and not for speculation. In addition to this requirement, the Board of Trustees has adopted the following percentage restrictions on the use of Options, Futures Contracts and Options on Futures Contracts:

     (i) The Bond Fund and the Equity Fund will not write a put or call Option if, as a result thereof, the aggregate value of the assets underlying all such Options (determined as of the date such Options are written) would exceed 25% of a Fund's net assets.

     (ii) The Bond Fund and the Equity Fund will not purchase a put or call Option or Option on a Futures Contract if, as a result thereof, the aggregate premiums paid on all Options or Options on Futures Contracts held by a Fund would exceed 20% of a Fund's net assets.

     (iii) The Bond Fund and the Equity Fund will not enter into any Futures Contract or Option on a Futures Contract if, as a result thereof, the aggregate margin deposits and premiums required on all such instruments held by a Fund would exceed 5% of a Fund's net assets.

In order to help reduce the risk of counterparty default in Forward Contracts and Options traded over-the-counter, the Equity Fund and the Bond Fund will only enter into such transactions with registered broker-dealers, or with banks or other financial institutions regulated by the FDIC or having assets in excess of $1 billion, in each case having a net worth of at least $20 million. For a more detailed discussion of the uses, risks and costs of Hedging Transactions, see Appendix B.

FUNDAMENTAL POLICIES: The Bond Fund and the Equity Fund seek to limit the risk of investment losses by adhering to the following "fundamental policies." These investment restrictions can be changed only with the approval of a vote of a "majority of the outstanding voting securities" of each Fund as defined in the Investment Company Act of 1940 (the "1940 Act"). This requires a vote of (a) 67% or more of the shares of the Fund represented at a meeting where more than 50% of the Fund's shares are represented, or (b) more than 50% of the outstanding shares of the Fund, whichever is less. The fundamental policies provide that each Fund will not:

1. Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry (other than the United States Government and its agencies and instrumentalities).

For the purposes of this restriction, water, communications, electric and gas utilities shall each be considered a separate industry. Furthermore, neither all national, regional or local governments (United States or foreign), as a group, nor all international organizations (government or private), as a group, nor all finance companies (as a group) shall be considered within a single industry.

For the purposes of this restriction, each Fund currently deems each national government and such government's agencies and instrumentalities to be a single industry. Similarly, each Fund deems a particular regional government or local government (including the agencies and instrumentalities of such government) to be a separate industry so long as securities issued by such government are backed by the assets and revenues of such government. Each Fund treats all international organizations (government or private) that have been assigned the same Standard Industrial Classification Code as a single industry.

In determining the issuer of a foreign security, each national government and each political subdivision, agency and instrumentality of each nation and each supra-national entity of which such nation is a member is considered a separate issuer. Issuers representing more than one nation will be excluded in determining the percentage of any individual nation. Where foreign securities are backed only by assets and revenues of a particular political subdivision, agency or instrumentality, only that entity is considered to be the issuer.

2. Acquire more than 10% of the outstanding voting securities of any one issuer or invest for the purpose of exercising control.

3. Invest in companies for the purpose of exercising control or management.

4. Purchase or sell real estate; provided that the Funds may invest in securities secured by real estate or interests therein or issued by companies, which invest in real estate or interests therein.

5. Purchase or sell commodities or commodity contracts or invest in put, call, straddle or spread options or in interests in oil, gas or other mineral exploration or development programs; provided, however, that this policy will not prevent the purchase, ownership or sale of warrants or other rights where the grantor of the warrants is the issuer of the underlying securities ("grantor warrants"); provided that each Fund will not purchase a grantor warrant if, as a result thereof, the aggregate market value of all purchased grantor warrants then owned exceed 10% of the total assets of the Fund taken at market value at the time of the purchase of such grantor warrant. (Accordingly, this 10% limitation will not apply to the acquisition or ownership of grantor warrants other than as a result of a purchase.) Moreover, and notwithstanding the restriction, the Bond Fund may purchase and sell foreign currencies on a current basis, and may engage in interest rate, and foreign currency hedging transactions, including investing in, writing and purchasing forward contracts, options, future contracts and options on futures contracts, swaps and related caps, floors and collars, and similar instruments involving debt securities and foreign currencies. Similarly, the Equity Fund may purchase and sell foreign currencies on a current basis, and may engage in foreign currency and market hedging transactions, including investing in, writing and purchasing forward contracts on foreign currencies, and options, futures contracts and options on futures contracts on foreign currencies and stock indices.

6. Issue senior securities, borrow money, or pledge its assets, except that the Funds may borrow from a bank as a temporary measure for extraordinary or emergency purposes in amounts not exceeding 5% of its total assets and except that the Funds may obtain such credit as may be necessary for the clearance of purchases or sales of securities. For the purposes of this restriction, margin or collateral arrangements with respect to forward contracts, options, futures contracts or options on futures contracts and (for the Bond Fund only) swaps are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of forward contracts, options, futures contracts or options on futures contracts or (for the Bond Fund only) swaps, are deemed to be the issuance of a senior security or borrowing.

7. Purchase any securities on margin or effect short sales, except that the Funds may obtain such credit as may be necessary for the clearance of purchases or sales of securities. The deposit by the Funds of initial or variation margin in connection with forward contracts, options, futures contracts and options on future contracts will not be considered the purchase of a security on margin.

8. Engage in the business of underwriting securities issued by others, or knowingly purchase securities subject to contractual restrictions on disposition or legal restrictions on disposition in all of the principal markets where traded, if such purchase will result in more than 10% of the value of its assets (taken at market value) then being invested in such securities. This restriction also applies to repurchase agreements maturing in over seven days. This restriction will not, however, preclude the Funds from buying securities which are not registered for sale with the Securities and Exchange Commission or otherwise marketable in the United States, if marketable elsewhere.

If through (i) the appreciation of portfolio securities which are not readily marketable, (ii) the depreciation of other investments of the Funds, or (iii) the sale of assets to meet redemptions, the Funds should be in a position in which more than 10% of the value of their assets are invested in securities which are not readily marketable, the Funds will consider what steps, if any, to take to protect against the resulting liquidity.

9. Participate on a joint or a joint and several basis in any trading account in securities. (The "bunching" or combining of orders for the sale or purchase of marketable securities with other accounts under the management of the Adviser to save brokerage costs or achieve an average price among them is not deemed to result in a securities trading account.)

10. Make loans of money or securities to any person or firm, except through the purchase of debt securities in accordance with each Fund's investment objectives and policies; provided that the Equity Fund may lend its portfolio securities subject to any restrictions imposed by applicable law and the adoption of procedures by the Board of Directors.

11. Purchase securities from or sell securities to its officers or directors or other "interested persons" of the Fund as defined in the 1940 Act.

Unless otherwise specified, if a percentage restriction on an investment or utilization of assets set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changing values or a similar event (such as a reduction in the size of the Funds occasioned by the redemption of shares) will not be considered a violation of the Funds' investment restrictions.

NET ASSET VALUE

The net asset value per share, on which purchase, exchange and redemption prices are based, is calculated in accordance with the formula and at the times set forth in the Prospectus. As of the date of this Statement of Additional Information, the Funds understand that the New York Stock Exchange will be closed (and, thus, no net asset value will be calculated) on the following U.S. holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Equity securities traded on an exchange or on the NASDAQ National Market System are valued at the closing price. If there has been no sale on such date or if the closing price is not the last sale price, then the security is valued at the mean of the closing bid and asked prices on such day. Equity securities that are not traded on an exchange or on the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

Short-term debt obligations with a remaining maturity of 60 days or less are valued at amortized cost. Other debt securities are valued at prices provided by one or more pricing services or by one or more bona fide market-makers as of the closing of the relevant market.

Options on futures contracts, and exchange-traded options other than index options, are valued at the last sale price listed on the exchange on which they are traded, unless no sales of such options have taken place that day, in which case they will be valued at the mean between their closing bid and asked prices. Exchange-traded index options are valued at the last sale price only if that price falls on or between the closing bid and asked prices on that day. If the last sale price falls outside of the range of the closing bid and asked prices, or if there has been no sale that day, then the index option will be valued using the mean of the closing bid and asked prices. Options traded over-the-counter are valued at the most recent bid quotation in the case of purchased options and at the most recent asked quotation in the case of written options. When the Funds write an option, an amount equal to the premium received is included as an asset, and an equivalent deferred credit is included as a liability and marked to market on a daily basis. If a call option written by the Funds is exercised, the proceeds are increased by the premium received. If a call option written by the Funds expires, the Funds have a gain in the amount of the premium. If the Funds enter into a closing purchase transaction, the Funds will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction. If a put option held by the Funds is exercised, the amount the Funds receive on sale of the underlying investment is reduced by the amount of the premium paid by the Funds.

Futures contracts are valued at the last settlement price as of the close of the commodity exchange on which they are traded. Forward currency contracts are valued based on their amortized forward points and the closing spot price of their underlying currencies as of 11:00 A.M. New York time. Foreign securities and cash are converted into U.S. dollar values at the mean of the bid and asked prices for the underlying currencies as of the same time.

All prices are taken from the primary market in which the portfolio security or other asset is traded.

The Board of Directors has delegated to the Funds' Custodian and the Adviser the authority to make valuations of marketable securities and rate of exchange determinations in accordance with the standards described above. If market quotations are not readily available for valuation purposes, portfolio securities and other assets will be valued by, or under the direction of, the Board of Directors in such manner as the Board of Directors deems, in good faith, appropriate to reflect the fair value thereof.

PURCHASE, EXCHANGE AND REDEMPTION OF SHARES

You may purchase, redeem or exchange shares on any day the NYSE is open as provided in the Funds' prospectus.

GOOD ORDER. A purchase, redemption or exchange request is deemed to be received in good order when all required paperwork, stock powers, monies, signatures and signature guarantees are received by the transfer agent, or an authorized broker or its designee.

AUTHORIZED BROKERS. The Funds have authorized one or more brokers to receive purchase and redemption orders, and to designate other intermediaries to receive such orders, on its behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or designee receives the order. Orders will be priced at the Funds' net asset value next determined after receipt by an authorized broker or designee in good order.

CERTIFICATES AND STOCK POWERS. Because of the costs and risks involved to stockholders of holding shares in certificate form, any shares purchased will be held by the transfer agent and not issued in certificate form unless a certificate is requested by the stockholder. In the case where a certificate is issued and the stockholder requests a redemption, the certificate and a stock power endorsed by the stockholder exactly as the shares are registered must be returned to the Funds' transfer agent before the redemption request will be processed.

SIGNATURE GUARANTEE. Some redemption requests may require a signature guarantee depending on the amount being requested and where the proceeds are to be sent. A signature guarantee is a widely accepted way to protect stockholders and the Funds by verifying the signature on the request. Signature guarantees should not be qualified in any way, whether by date or otherwise. Signatures must be guaranteed by an "Eligible Guarantor Institution" and not by a notary public or any other person or entity. An "Eligible Guarantor Institution" means a bank, trust company, broker, dealer, municipal or government securities broker or dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association that is a participant in the Securities Transfer Agents Medallion Program ("STAMP") endorsed by the Securities Transfer Association. To find out if your redemption request requires a signature guarantee please contact the Funds' transfer agent at 800-541-4366.

SYSTEMATIC WITHDRAWAL PLAN. You or the Funds may terminate the Systematic Withdrawal Plan at any time upon written notice to the other. The Plan will also be terminated by the Funds' transfer agent on receipt of satisfactory evidence of your death or incapacity. Until it has received such notice, the Funds' transfer agent will not be liable for any deductions or payments made in accordance with the Plan.

TELEPHONE TRANSACTIONS. Interruptions in telephone service may mean that you will be unable to effect a transaction by telephone when desired. When telephone transactions are difficult to implement, you should mail or send by overnight delivery a written request directly to the Funds' transfer agent. By making telephone exchanges or redemptions you may be giving up a measure of security that you may have had if such transactions had been in writing. The Funds and its transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds and its transfer agent may be liable for any losses due to unauthorized or fraudulent instructions if such procedures are not followed. For your protection, the Funds' transfer agent records all telephone calls. Exchanges by telephone can only be made between accounts with identical registrations and only if your account registration has not changed within 30 days. Redemption proceeds are sent only to a stockholder's registered address or to a bank account previously designated by the stockholder. It is also the Funds' policy to mail a written confirmation to you at your address of record within five business days after any telephone transaction. The Funds or its transfer agent may refuse to honor any telephone transaction request if the Funds or its transfer agent believes, for any reason, that the request is unauthorized. You will be promptly notified of any refused telephone transaction request. Neither the Funds nor its transfer agent will be liable for following telephone instructions that the Funds' transfer agent reasonably believes to be genuine. Since you may bear the risk of loss in the event of an unauthorized telephone transaction, you should verify the accuracy of telephone transactions immediately upon receipt of the written confirmation.

Telephone transaction procedures may be modified or suspended without notice during periods of drastic economic or market changes, and may be modified or terminated on 60 days' notice to stockholders at any time. Shares held by a Keogh plan or IRA and shares issued in certificate form are not eligible for telephone exchange or redemption.

DISTRIBUTIONS AND TAXES

For the fiscal year ended September 30, 2000, the Funds believe that they have qualified as a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986 (the "Code") and intend to be able to continue to so qualify in future years. Qualification as a RIC allows the Funds to qualify for "pass-through" treatment under the federal income tax laws, which means the Funds, subject to certain conditions and requirements, will not be subject to U.S. federal income tax on amounts it distributes to stockholders.

To qualify as a RIC, the Funds must, among other things, (a) derive in each taxable year at least 90% of their gross income from dividends, interest, gains from the sale or other disposition of stocks, securities or foreign currencies, or certain other sources, (b) diversify their holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of each Funds' total assets is represented by cash and cash items, U.S. government obligations and other securities limited in respect of any one issuer to an amount not greater than 5% of each Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of each Fund's total assets is invested in the securities of any one issuer (other than U.S. government obligations, securities of other regulated investment companies or the securities of other regulated investment companies), and (c) distribute in each year at least 90% of its taxable and net tax-exempt income to stockholders.

For any year in which they do not qualify as a RIC, (a) the Funds will be taxed as an ordinary corporation, (b) distributions to stockholders will not be deductible by the Funds in computing taxable income, and (c) the Funds' distributions, to the extent made out of the Funds' current or accumulated earnings and profits, will be taxable to stockholders as dividends (regardless of whether they would otherwise have been considered long-term capital gains). Should the Funds be deemed a personal holding company, its undistributed income would be taxed at the highest marginal rate applicable to corporations and it could be subject to an additional personal holding company tax generally equal to 39.6% of its net undistributed dividend and interest income.

RICs are subject to a nondeductible 4% excise tax on the excess (if any) of the "required distribution" for a calendar year over the "distributed amount" for such year. To avoid imposition of such tax, a RIC generally will have to distribute in each calendar year at least 98% of its ordinary income for such calendar year and at least 98% of its capital gains for the 12-month period ending on October 31 of such year. The Funds intend to make sufficient distributions each year to avoid imposition of the excise tax.

Events subsequent to a dividend or distribution may cause the dividend or distribution to be recharacterized, in whole or in part, for U.S. federal income tax purposes. For example, if the Funds incurs foreign currency losses that eliminate their tax-basis "earnings and profits," then distributions made during the year may be recharacterized as return of capital distributions for U.S. income tax purposes, rather than income distributions, thereby reducing each stockholder's basis in his Fund shares.

HEDGING AND OTHER TRANSACTIONS. The Funds are currently authorized to engage in Forward Contracts and to invest in or write Options, Futures Contracts and Options on Futures Contracts to hedge against changes in interest and foreign currency exchange rates and market movements and as a substitute for an underlying investment ("Hedging Transactions"). Certain of these transactions may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are treated as 60% long-term and 40% short-term ("60/40") capital gains or losses. Also, any Section 1256 contracts that are held by the Funds at the end of a taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is generally treated as a 60/40 gain or loss.

Generally, any Hedging Transactions undertaken by the Funds may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Funds. For example, Hedging Transactions may convert gains, which would otherwise be taxable as long-term capital gain into short-term capital gain, which is taxed as ordinary income when distributed to stockholders. In addition, any losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because the straddle rules are complex and their interpretation unclear, the tax consequences to the Funds of Hedging Transactions are uncertain.

The Funds may make one or more of the elections available under the Code that are applicable to straddles. If the Funds make any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to stockholders, and that will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in Hedging Transactions.

In addition, under the "conversion transaction" provisions of the Code, certain gains derived from the Funds' hedging or other activities may be recharacterized as ordinary income for federal income tax purposes. While some regulations have been issued under these provisions, the application of these provisions is expected to be further defined by additional regulations to be issued by the Treasury Department. The Adviser will take these provisions, regulations and any subsequent regulations into account in assessing the hedging and other strategies of the Funds.

The diversification and income requirements applicable to the Funds' assets and other restrictions imposed on the Funds by the Code may limit the extent to which the Funds will be able to engage in transactions in, Forward Contracts, Options, Futures Contracts or Options on Futures Contracts.

CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES. Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Funds accrue interest or other receivables or accrue expenses or other liabilities denominated in a foreign currency and the time the Funds actually collect such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Gains or losses with respect to Forward Contracts and certain Options, Futures Contracts and Options on Futures Contracts are generally treated as ordinary income or loss, although an election is available under certain circumstances that would result in capital gain or loss treatment. In addition, gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are generally treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Funds' investment income to be distributed to its stockholders as ordinary income, rather than increasing or decreasing the amount of the Funds' capital gains or losses.

CERTAIN FOREIGN TAX CONSEQUENCES. Foreign securities, such as those purchased by the Funds, may be subject to foreign taxes that could reduce the yield on such securities, although a stockholder otherwise subject to United States federal income taxes may be entitled to claim a credit or deduction for such tax purposes, subject to certain limitations.

Dividends and interest received by the Funds in connection with foreign securities investments may give rise to withholding and other taxes imposed by foreign countries, generally at rates from 10% to 35%. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to the limitations of the Code. Foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

Some investments made by the Funds may be treated as "passive foreign investment companies" ("PFICs") for U.S. income tax purposes. Investment by the Funds in PFICs could accelerate the stockholders' taxation, alter the timing or characterization of certain distributions to stockholders or subject the Funds to federal income tax or other charges in certain circumstances

BACKUP TAX WITHHOLDING. Certain stockholders may be subject to backup tax withholding at a 31% rate. Generally, a stockholder will be subject to backup withholding if the stockholder fails to provide the Funds with its correct taxpayer identification number, or if the IRS notifies the Funds that the stockholder has underreported interest or dividends. In addition, stockholders who fail to certify that they are not subject to backup withholding (on the grounds only of underreporting and notice from the IRS) will be subject to backup withholding. Accordingly, to avoid being subject to backup withholding, investors who acquire shares in the Funds must certify that they have provided their correct taxpayer identification numbers and that they are not subject to backup withholding in the appropriate spaces on the application at the end of the Prospectus.

The discussion in the Prospectus, together with the foregoing, is a general and abbreviated summary of the tax consequences of investment in the Funds. Investors are urged to consult their own tax advisors to determine the effect of investment in the Funds upon their individual tax situations.

DIRECTORS AND OFFICERS

The management of the Company, including the general overall supervision of the Funds' portfolio transactions, is the responsibility of the Board of Directors. The names and business addresses of the Directors and officers of the Company and their principal occupations and other affiliations during the past five years are set forth below:

                                                           Principal Occupations
                                 Positions Held            And Other Affiliations
Name, Address and Age            With the Company          During the Past 5 Years
---------------------            ----------------          -----------------------
Peter M. Hill1 (50)              Director and Chairman     Director and Chief Investment Officer of
950 Tower Lane, Suite 1900                                 Bailard, Biehl & Kaiser, Inc., the Funds' Investment
Foster City, CA  94404                                     Adviser (the "Adviser"). Director of BB&K Fund
                                                           Services, Inc., the Funds' Distributor (the
                                                           "Distributor"), since June 1992.  President and
                                                           Director of the Bailard, Biehl & Kaiser Technology
                                                           Exchange Fund, LLC (the "Tech Fund"), since March
                                                           2000. President and Director of the Bailard, Biehl &
                                                           Kaiser New Leaders Technology Exchange Fund,
                                                           LLC (the "New Leaders Fund") and the Bailard,
                                                           Biehl & Kaiser Decathlon Exchange Fund, LLC (the
                                                           "Decathlon Fund"), since August 2000,

Burnice E. Sparks, Jr.(1) (52)   Director and President    Director and President of the Adviser. Director and
950 Tower Lane, Suite 1900                                 Chief Executive Officer of the Distributor since June
Foster City, CA 94404                                      1992. President of the Bailard, Biehl & Kaiser Fund
                                                           Group, Inc. (the "Fund Group").

Barbara V. Bailey(1) (42)        Treasurer                 Treasurer of BB&K Holdings, Inc. and Executive Vice
950 Tower Lane, Suite 1900                                 President and Treasurer/Secretary of the Adviser
Foster City, CA  94404                                     since December 1995. Treasurer of the Fund Group
                                                           since September 1996. Secretary of the Distributor
                                                           and Treasurer and Secretary of the Bailard, Biehl &
                                                           Kaiser Real Estate Investment Trust, Inc. (the
                                                           "REIT"), since January 1996. Treasurer of the Tech
                                                           Fund since March 2000. Treasurer of the New Leaders
                                                           Fund and the Decathlon Fund since August 2000.

Janis M. Horne(1) (45)           Secretary and Chief       Senior Vice President and Investment Counselor of the
950 Tower Lane, Suite 1900       Compliance Officer        Adviser. Secretary of the Fund Group. Chief
Foster City, CA  94404                                     Compliance Officer of the Adviser since June 1996 and
                                                           of the Fund Group since September 1996.

----------
(1)  "Interested person" of the Company, as defined in the 1940 Act.

                                                           Principal Occupations
                                 Positions Held            and Other Affiliations
Name, Address and Age            With the Company          During the Past 5 Years
---------------------            ----------------          -----------------------
Sofi Kyriakidis(1) (28)          Assistant Treasurer and   Employee of the Adviser since November 1995, most
950 Tower Lane, Suite 1900       Assistant Secretary       recently as Senior Vice President. Assistant
Foster City, CA 94404                                      Treasurer and Assistant Secretary of the Fund Group
                                                           since September 1996. Assistant Treasurer of the
                                                           REIT since June 1996. Treasurer of the Distributor
                                                           since January 1996. Secretary of the Tech Fund since
                                                           March 2000. Secretary of the New Leaders Fund and
                                                           the Decathlon Fund since August 2000.

Shirley L. Clayton(2) (63)       Director                  President of Raven Biotechnologies, a biotechnology
122 Campo Bello Lane                                       firm, since January 1999. Chief Financial Officer of
Menlo Park, CA 94025                                       Orquest, a biotechnology firm, from May 1998 to
                                                           January 1999. President and Chief Operating Officer
                                                           of TopoMetrix, a manufacturer of scanning probe
                                                           microscopes, from June 1993 to 1998. Trustee of the
                                                           Fund Group.

Scott F. Wilson(2) (56)          Director                  General Partner of Venture Management Associates, an
Venture Management Associates                              investment banking firm, since 1991. Shareholder of
540 Cowper Street, Ste. 200                                Milbank Winthrop & Co., an investment adviser, since
Palo Alto, CA  94301                                       1981. Trustee of the Fund Group.

James C. Van Horne(2) (65)       Director                  A.P. Giannini Professor of Finance at Graduate School
Graduate School of Business                                of Business of Stanford University from September
Stanford University                                        1976 to the present. Director of Sanwa Bank
Stanford, CA  94305                                        California and Montgomery Street Income Securities,
                                                           Inc., a registered investment company. Trustee of
                                                           the Fund Group.

----------
(2)  Member of the Audit Committee.

The following table sets forth the compensation paid to the Company's Directors during the fiscal year ended September 30, 2000.

                               Compensation Table

                                      Pension or Retirement    Estimated    Total Compensation
                         Aggregate     Benefits Accrued as       Annual      From Company and
   Name of Person       Compensation     Part of Company     Benefits Upon    Fund Complex(1)
    and Position        From Company        Expenses           Retirement    Paid to Directors
    ------------        ------------        --------           ----------    -----------------
Peter M. Hill
Director                 $     0(2)          $     0            $     0            $     0

Burnice E. Sparks, Jr.   $     0(2)          $     0            $     0            $     0

Shirley L. Clayton
Director                 $13,333(3)          $     0            $     0            $20,000

Scott F. Wilson
Director                 $13,333(3)          $     0            $     0            $20,000

James C. Van Horne
Director                 $13,333(3)          $     0            $     0            $20,000

The Company and the Fund Group reimburse each Director and Trustee for travel and other out-of-pocket disbursements incurred in connection with attending Board meetings. The Company and the Fund Group also reimburse other travel expenses of Directors, Trustees and officers, including international travel expenses, incurred incident to the performance of duties as a Director, Trustee or officer.

----------
(1) A Fund Complex consists of investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other related investment companies. The Company and the Fund Group are considered to be part of the same Fund Complex.
(2) Does not include fees paid to the Adviser pursuant to the Management Agreement as described below under "INVESTMENT ADVISORY AND OTHER SERVICES".
(3) Consists of a $8,000 annual Director fee plus $1,333 for each Board meeting attended in person.

INVESTMENT ADVISORY AND OTHER SERVICES

MANAGEMENT AGREEMENT

The Funds have entered into an Investment Management Agreement (the "Management Agreement") with Bailard, Biehl & Kaiser, Inc., a California corporation (the "Adviser" or "Bailard, Biehl & Kaiser"), for investment advisory and certain portfolio transaction and administrative services dated October 1, 1993, as amended on December __, 2000. The Adviser, subject to the general supervision of the Company's Board of Directors, is responsible for the overall management of the Funds' portfolio in accordance with the Funds' investment objectives, policies and restrictions. The Adviser is also responsible for making investment recommendations as to securities to be acquired, purchased or sold, for reviewing and selecting firms to effect the execution of portfolio transactions and for reviewing the execution of such transactions to ensure their overall reasonableness. In addition, the Adviser provides certain administrative services to the Funds, including the oversight of the various agents, records and reports of the Funds.

From October 1, 1993 to December 19, 2000, the Adviser was paid a monthly fee calculated at an annual rate equal to 0.95% of the average daily net assets of the Equity Fund and 0.75% of the average daily net assets of the Bond Fund. As of December 19, 2000, the advisory fee for the Bond Fund was reduced to 0.60% of the daily average net assets of the Bond Fund. While these rates may be higher than the rates charged by most other advisers, the Funds believe that they are justified by the complexity of investing in multiple international markets and engaging in Hedging Transactions and by the administrative services provided by the Adviser. Prior to October 1, 1993, the Equity Fund employed other investment advisers and the Adviser received no fees from the Equity Fund. However, investors in the Funds who were advisory clients of the Adviser paid separate advisory fees directly to the Adviser. Since October 1, 1993, the separate advisory fees payable to the Adviser by its advisory clients have been reduced by an approximation of the amount of fees it receives from the Funds attributable to the assets of its advisory clients.

The Management Agreement may be terminated at any time, without penalty upon 60 days' written notice, by majority vote of the Board of Directors of the Company or by a vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds. The Management Agreement may also be terminated by the Adviser upon not less than 180 days' written notice to the Funds and terminates automatically upon its assignment (as defined in the 1940
Act).

The Adviser has granted the Funds the right to use the designation "Bailard, Biehl & Kaiser" in its name and has reserved the right to withdraw its consent to the use of such designation by the Funds under certain conditions, including the condition that Bailard, Biehl & Kaiser ceases to act as the Funds' investment adviser, and to grant the use of such name to others, including any other investment company.

EXPENSES OF THE FUNDS

The Funds pay all of their own expenses (except for those expressly to be paid by the Adviser), including without limitation the following: organization costs, taxes, investment management fees, expenses for legal and auditing services, costs of printing proxies, stock certificates, stockholder reports, prospectuses and statements of additional information, charges of the Funds' custodian, any sub-custodian and transfer and dividend disbursing agent, expenses of redemption of the Funds' shares, Securities and Exchange Commission fees, expenses of registering the Funds' shares under federal, state and foreign laws, fees and actual out-of-pocket expenses of Directors, accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other similar expenses.

For the fiscal years ended September 30, 1998, 1999 and 2000 the Equity Fund paid investment management fees of $1,280,698, $1,149,030 and $1,564,553 to the Adviser, respectively. For those same time periods, the Bond Fund paid fees of $391,334, $450,467 and $556,934, respectively.

The Adviser pays certain expenses incurred in the Funds' day-to-day management, including the costs of office space and other facilities used by the Adviser, and salaries and expenses of personnel of the Adviser. As an accommodation to the Funds, from time to time, the Adviser directly pays certain expenses of the Funds (such as insurance premiums, Directors' fees, and fees relating to state securities law filings) for which the Adviser is later reimbursed by the Funds. Disbursements by the Adviser on behalf of the Funds and their subsequent reimbursement by the Funds are effected only upon the prior approval of an officer of the Company. For the fiscal year ended September 30, 2000, the Equity Fund reimbursed the Adviser approximately $$46,168. For that same time period, the Bond Fund reimbursed the Adviser approximately $49,480.

OTHER SERVICES

BB&K Fund Services, Inc., 950 Tower Lane, Suite 1900, Foster City, California 94404 (the "Distributor"), is a registered broker/dealer and serves as the sole distributor for the Funds' shares pursuant to an agreement with the Funds. The Distributor receives no commissions or other compensation from the Funds. The Funds' shares may also be purchased directly from the Funds.

The Adviser and the Distributor are wholly owned subsidiaries of BB&K Holdings, Inc. ("Holdings"), which may be deemed to be a controlling person of the Adviser and the Distributor. In addition, Thomas E. Bailard and his spouse, Terri, may be deemed to be controlling persons of the Adviser and the Distributor, by virtue of their beneficial ownership of more than 25% of the securities of Holdings, as individuals or Directors.

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, acts as Custodian of the Funds' assets and has been authorized to cause securities and other assets of the Funds to be held in separate accounts with various subcustodians in conformity with Section 17(f) of the 1940 Act and the rules thereunder. As part of the Custodian Agreement, the Funds' Custodian has agreed to act as the Funds' financial agent, and will maintain certain books and records for the Funds, perform the calculations necessary to compute the value of the Funds' investment securities and other assets and the net asset value of the Funds' shares, confirm all share purchases and redemptions to the Funds' Transfer Agent, provide financial reports to the Funds necessary to prepare its financial statements, and provide additional services of a similar nature. For services performed by the Custodian during the 1998, 1999 and 2000 fiscal years, the Equity Fund paid the Custodian $466,363, $457,968 and $470,346 respectively. For that same time period, the Bond Fund paid $109,602, $116,494, and $138,081 respectively.

The Company, on behalf of the Funds, has entered into an Administration Agreement dated as of October 1, 1991, as amended, with Investment Company Administration LLC ("ICA"), 2020 E. Financial Way, Suite 200, Glendora, California 91741. Pursuant to such agreement, ICA provides certain administrative services in connection with the management of the Funds' operations. Such services include: (i) assisting the Funds' accountants in preparing financial reports, (ii) assisting the Funds' attorneys in preparing amendments to the Funds' registration statement, any proxy materials and other forms and reports to be filed with the SEC, (iii) preparing periodic reports to stockholders, (iv) monitoring compliance with the Funds' investment policies and restrictions, and (v) other administrative matters. As compensation for such services, the Funds pays ICA an annual fee of $32,500 each.

Transfer agent and dividend paying agent services are provided by Chase Global Funds Services Company ("CGFSC"), P.O. Box 2798, Boston, Massachusetts 02208, an affiliate of The Chase Manhattan Bank, N.A. CGFSC also files applications under state law to register the Funds' shares for sale, and to register the Company and/or the Company's officers to sell the Funds' shares. For services performed by CGFSC during the 1998, 1999 and 2000 fiscal years, the Equity Fund paid CGFSC $39,384, $36,366 and $41,660 respectively. For that same time period, the Bond Fund paid $38,836, $36,077 and $45,789, respectively.

PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California 94105, serves as the Funds' independent accountants, providing audit services, including review and consultation in connection with various filings by the Funds with the Securities and Exchange Commission and tax authorities.

PERSONAL SECURITIES TRANSACTIONS

Officers, Directors and employees of the Company, the Distributor and the Adviser are permitted to invest in securities for their own account, including securities that may be purchased or held by the Funds. To address potential conflicts with the interests of the Funds that might arise from personal securities transactions, the Company, the Distributor and the Adviser have adopted a written code of ethics pursuant to Rule 17j-1 under the 1940 Act.

BROKERAGE

The Adviser is responsible for the allocation of brokerage and reviews the efficiency of execution and reasonableness of the commissions charged. In effecting portfolio transactions, the Adviser seeks to obtain the best net results for the Funds, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved. The Adviser generally seeks reasonably competitive commission rates in domestic and foreign transactions. Ordinarily, the Adviser purchases securities from the primary market, whether over-the-counter or listed, and listed securities may be purchased in the over-the-counter market if, in the judgment of the Adviser, it is the primary market.

Within the framework of the above policies, the Adviser may also consider research, investment information and other related services, such as price quotations, provided by brokers. In recognition of research services, the Adviser has the authority to cause the Funds to pay brokerage commissions (which are negotiated in the case of domestic stock exchange transactions, but which are often fixed in the case of foreign stock exchange transactions) in excess of that which other brokers might charge for effecting the same transaction. As a consequence, the Funds could pay a broker that furnishes research services for the Adviser a higher commission than that which might be paid to another broker that does not furnish research services, or that furnishes research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the value of the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the Funds. Research services that could be provided could include analyses of industries, statistical or economic information or analyses of issuers. The Funds may also place orders for securities transactions with its Custodian in return for a discount on the Funds' custodial fees. This practice will have the effect of reducing the amount of expenses reported in the Funds' financial statements. The Adviser will review, from time to time, brokerage commissions paid on behalf of the Funds with a view to determining their reasonableness in relation to brokerage commissions paid by other similarly situated investors.

The extent to which commissions charged by brokers may reflect an element of value for research services cannot be determined. To the extent that research services of value are provided by brokers through whom the Funds places portfolio transactions, the Adviser may be relieved of expenses that it might otherwise bear. Research services furnished by brokers could be useful and of value to the Adviser in serving its other clients as well as the Funds. On the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Funds. It is not the Funds' practice to allocate portfolio securities business on the basis of sales of its shares. For the fiscal year ended September 30, 2000, the Adviser estimates that the Equity Fund paid $413,964.14 in brokerage commissions, involving $123,416,760 of portfolio transactions, to brokers with whom the Adviser had an arrangement to receive research or related services. The Bond Fund did not pay commissions to any such brokers for the fiscal year ended September 30, 2000.

There are occasions on which portfolio transactions for the Funds may be executed as part of concurrent authorizations to purchase or sell the same security for other accounts served by the Adviser, some of which accounts have investment objectives similar to the Funds' investment objectives. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Funds, they will be effected only when the Adviser believes that to do so will be in the best interest of the Funds. When such concurrent authorizations occur, the objective will be to allocate the executions in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. The Adviser has adopted a Trade Policy to ensure that all clients will be treated fairly when trades are aggregated.

No brokerage commissions will be paid to any broker that was at the time of the transaction an "affiliated person" of the Funds or indirectly affiliated with the Funds through a common "affiliated person" as that term is defined in the 1940 Act. Neither the Adviser nor any of its affiliates receives any brokerage commissions from portfolio transactions. During the Equity Fund's fiscal years ended September 30, 1998, 1999 and 2000, the Fund paid brokerage commissions on portfolio transactions of approximately $732,427, $762,793 and $763,494, respectively. The Bond Fund did not pay any brokerage commissions over those time periods.

STOCKHOLDER INFORMATION

As of November 30, 2000, all officers and Directors of the Company as a group held of record and beneficially less than 1% of the outstanding shares of each Fund. No stockholders held of record or, to the Funds' knowledge, beneficially in excess of 5% of the outstanding shares of either Fund on that date.

DESCRIPTION OF CAPITAL STOCK

The Funds are series within the Bailard, Biehl & Kaiser International Fund Group, Inc., an open-end management investment company organized on June 12, 1990 as a Maryland corporation (the "Company"). Further series may be added without stockholder approval, but the Company has no immediate plans to do so.

The Company has authorized the issuance of up to 1,000,000,000 shares of Common Stock, par value $.0001, in one or more series. Currently, the Funds are each authorized to issue 100,000,000 shares of Common Stock. When issued, shares in the Funds will be fully paid and non-assessable and will have no preemptive, conversion or exchange rights.

Shares of each series are entitled to one vote for all purposes. Shares of each series vote as a single body with respect to matters, such as election of Directors, that affect all series in substantially the same manner. As to matters affecting each series separately, such as approval of agreements with investment advisers, shares of each series vote as separate series. Shares of each series are entitled to dividends as determined by the Board of Directors and, upon liquidation, are entitled to receive the net assets of that series. Stockholders are entitled to require the Funds to redeem their shares, and the Funds may redeem shares under certain circumstances, as set forth under "Redemption of Shares." The transfer of shares, other than by redemption, is subject to restrictions in some jurisdictions.

The voting rights of the shares are non-cumulative, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. In such event, the holders of the remaining shares voting will not be able to elect any Director. The Company is not required to hold annual meetings for the election of Directors or otherwise. Special meetings may be called by the Chairman of the Board, the Board of Directors, or the President or by stockholders entitled to cast at least 10% of the shares entitled to vote. The Company will assist in stockholder communications with respect to any meeting duly called by the holders of its shares.

A full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each series of stock that the Company is authorized to issue and the differences in the relative rights and preferences between the shares of each series to the extent that they have been set, and the authority of the Board of Directors to set the relative rights and preferences of subsequent series, will be furnished by the Company to any stockholder, without charge, upon request to the Secretary of the Company at its principal office.

PERFORMANCE DATA

The Funds may compute their average annual compounded rate of total return during specified periods that would equate a hypothetical initial investment of $1,000 to the ending redeemable value of such investment by (a) adding one to the computed average annual total return, (b) raising the sum to a power equal to the number of years covered by the computation and (c) multiplying the result by $1,000 (which represents the hypothetical initial investment). The ending redeemable value is determined by assuming a complete redemption at the end of the periods covered by the average annual total return computation.

The annual compounded rate of total return for the Equity Fund for the one year period ended September 30, 2000 was 6.10%. The average annual compounded rate of total return for the Equity Fund for the five year period from October 1, 1995 to September 30, 2000 was 9.43% . The average annual compounded rate of total return for the Equity Fund for the ten year period from October 1, 1990 to September 30, 2000 was 6.65%.

The annual compounded rate of total return for the Bond Fund for the one year period ended September 30, 2000 was -3.52%. The average annual compounded rate of total return for the Bond Fund for the five year period from October 1, 1995 to September 30, 2000 was 3.83%. The average annual compounded rate of total return for the Bond Fund since inception on October 1, 1990 to September 30, 2000 was 4.66%.

The above figures assume that all dividends and distributions by the Funds were reinvested at net asset value on the reinvestment dates. Periods prior to October 1, 1993 include an assumed 1% annual advisory fee, payable quarterly, charged by the Adviser to its clients.

These figures represent past performance and an investor should be aware that past performance is no indication of future results, and that the investment return and principal value of an investment in the Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                              FINANCIAL STATEMENTS

Incorporated by reference herein are portions of the Funds' annual reports to stockholders for the fiscal year ended September 30, 2000 under the headings:
"SCHEDULE OF INVESTMENTS BY COUNTRY," "SCHEDULE OF INVESTMENTS BY INDUSTRY," "STATEMENT OF ASSETS AND LIABILITIES," "STATEMENT OF OPERATIONS," "STATEMENT OF CHANGES IN NET ASSETS," "FINANCIAL HIGHLIGHTS," "NOTES TO FINANCIAL STATEMENTS," and "REPORT OF INDEPENDENT ACCOUNTANTS." Copies of the annual reports are available upon request and without charge by contacting BB & K Fund Services, Inc., 950 Tower Lane, Suite 1900, Foster City, California 94404, (800) 882-8383.

The Prospectus and this Statement of Additional Information, together, do not contain all of the information set forth in our registration statement filed with the Securities and Exchange Commission. Certain information is omitted in accordance with rules and regulations of the Commission. The registration statement may be inspected at the Public Reference Room of the Commission at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and copies thereof may be obtained from the Commission at prescribed rates.

APPENDIX A
BOND, COMMERCIAL PAPER, PREFERRED STOCK AND MUNICIPAL DEBT RATINGS

BONDS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S"): Bonds rated Aaa by Moody's are judged by Moody's to be of the highest quality by all standards. Together with bonds rated Aa, they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Moody's Baa rated bonds are medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any length of time. Such bonds lack outstanding investment characteristics and may have speculative characteristics as well. They are still considered investment grade bonds.

Moody's Ba rated bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Moody's B rated bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds with a Caa rating from Moody's are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Bonds with a Ca rating from Moody's represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds with a C rating from Moody's are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"): Bonds rated AAA are considered by S&P to be the highest grade obligations, and the capacity to pay interest and principal is extremely strong. Bonds rated AA by S&P are judged by S&P to have a very strong capacity to pay interest and principal and differ only in a small degree from issues rated AAA. Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

S&P's BBB rated bonds, or medium-grade category bonds, are regarded as having adequate capacity to pay principal and interest. Whereas BBB bonds normally exhibit adequate protection parameters, adverse economic conditions or changes in circumstances are more likely to lead to a weakened capacity to pay interest and principal. They are still considered investment grade bonds.

Bonds rated BB and B by S&P are regarded as having significant speculative characteristics. Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions. Bonds rated B are more vulnerable to nonpayment than those rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the bond.

A bond rated CCC by S&P is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the bond. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. An obligation rated CC is currently highly vulnerable to nonpayment.

The C rating may be used by S&P to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this bond are being continued.

Bonds rated D by S&P are in payment default. The D rating category is used when payments on a bond are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during the grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from AA to CCC from S&P may be modified by the addition of a plu sor minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER

MOODY'S: The Prime rating is the highest commercial paper rating assigned by Moody's. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on their capacity for repayment. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime 1 repayment ability will often be evidenced by the issuer's leading market position in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt, and ample asset protection. Also, a Prime-1 issuer may have broad margins in earnings coverage of fixed financial charges, high internal cash generation and a well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. Issuers rated Prime-2 will evidence many of the characteristics of Prime-1 issuers, although to a lesser degree. Earnings trends and coverage ratios are sound but more subject to variation. Capital characteristics may be more affected by external conditions. Ample alternative liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements. Adequate alternative liquidity is maintained.

S&P: Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues rated A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. Issues rated A-1 have a very strong degree of safety regarding timely payment. Issues rated A-2 have a strong capacity for timely payment. However, the relative degree of safety is not as overwhelming as for issues designated A-1. Issues rated A-3 have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

PREFERRED STOCK

MOODY'S: An issue rated "aaa" by Moody's is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks. Issues rated "aa" by Moody's are considered to be high-grade preferred stock with reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future. Issues rated "a" are considered to be upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

An issue rated "baa" by Moody's is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.

An issue rated "ba" by Moody's is considered to have speculative elements. Its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

An issue rated "b" by Moody's generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

An issue which is rated "caa" by Moody's is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

Issues with a "c" rating from Moody's are the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P: AAA is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations. An issue rated AA also qualifies as a high-quality issue. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA. Issues rated A are backed by a sound capacity to pay the preferred stock obligations, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

An issue rated BBB by S&P is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issuers in the A category.

Preferred stock rated BB, B, and CCC by S&P are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The rating CC is reserved by S&P for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

A preferred stock rated C by S&P is currently a nonpaying issue.

A preferred stock rated D by S&P is a nonpaying issue with the issuer in default on debt instruments.

The ratings from AA to CCC from S&P may be modified by the addition of a plu sor minus sign to show relative standing within the major rating categories.

MUNICIPAL DEBT

MOODY'S: Ratings for municipal debt are not provided by Moody's.

S&P: Debt rated AAA has the highest rating assigned by S&P as the capacity to pay interest and repay principal is extremely strong. Debt rated AA by S&P also has a strong capacity to pay both interest and principal and differs from AAA only slightly. Debt rated A by Moody's has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB by S&P is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB by S&P has less near term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B by S&P has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC by S&P has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

The rating CC is typically applied by S&P to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

The rating C is typically applied by S&P to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved by S&P for income bonds on which no interest is being paid.

The ratings from AA to CCC from S&P may be modified by the addition of a plu sor minus sign to show relative standing within the major rating categories.

APPENDIX B
HEDGING AND OTHER TRANSACTIONS

FORWARD CONTRACTS. The Bond Fund and the Equity Fund may enter into forward foreign currency exchange contracts to attempt to minimize the risk to the Funds from adverse changes in currency exchange rates and as a substitute for an underlying currency position ("Forward Contracts"). All Forward Contracts will be covered. In the case of a Forward Contract obligating the Funds to purchase a foreign currency (a "long position"), the Funds may establish a segregated account containing liquid assets ("Liquid Assets") equal to the purchase price of the Forward Contract due on the settlement date (less any margin on deposit). Liquid Assets include cash, U.S. Government securities and other securities determined by the Adviser to be liquid in accordance with guidelines adopted by the Board of Trustees. Alternatively, the Funds may cover a long position by purchasing a put option on the same Forward Contract with a strike price as high or higher than the price of the Forward Contract held by the Funds (or, if lower than the price of the Forward Contract held by the Funds, the Funds may segregate Liquid Assets equal to the difference).

In the case of a Forward Contract obligating the Funds to sell a foreign currency (a "short position"), the Funds may segregate Liquid Assets equal to the market value of the currency underlying the Forward Contract (less any margin on deposit, but not less than the market price at which the short position was established). Alternatively, the Funds may cover the Forward Contract by (i) entering into an offsetting position or transaction, (ii) owning the currency underlying the Forward Contract or (iii) holding a call option permitting the Funds to purchase the same Forward Contract at a price no higher than the price at which the short position was established (or, if higher, the Funds may segregate Liquid Assets equal to the difference).

OPTIONS ON DEBT SECURITIES AND FOREIGN CURRENCIES. The Bond Fund may write covered call and put options and purchase call and put options ("Options") on debt securities and foreign currencies that are traded on United States and foreign exchanges and over-the-counter, to attempt to minimize the risks to the Bond Fund from adverse changes in currency exchange and interest rates, and as a substitute for an underlying securities or currency position. The Equity Fund may write covered call and put options and purchase call and put options ("Options") on foreign currencies that are traded on United States and foreign exchanges and over-the-counter, to attempt to minimize the risks to the Equity Fund from adverse changes in currency exchange rates and as a substitute for an underlying currency position

For example, a decline in the value of a foreign currency in which portfolio securities are denominated will reduce the value of such securities in U.S. Dollars, even if their value in the foreign currency remains constant. In order to protect against such reductions in the value of portfolio securities, the Bond Fund and the Equity Fund may purchase put Options on the foreign currency. If the value of the foreign currency does decline, the Funds will have the right to sell such currency for a fixed amount and will thereby offset, in whole or in part, the adverse effect on their portfolios that otherwise would have resulted.

Conversely, when the Bond Fund or the Equity Fund predict an increase in the value of a currency in which securities to be acquired are denominated, the Funds may purchase call Options on the foreign currency. The purchase of such Options could offset, at least partially, the effects of the adverse movements in exchange rates. However, the benefit to the Funds derived from purchases of Options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent predicted, the Funds could sustain losses that would require them to forego a portion or all of the benefits of advantageous changes in such rates.

The Bond Fund may also purchase Options on debt securities to hedge against interest rate changes that adversely affect the value of a portfolio security. For example, when the Bond Fund anticipates a decline in the market value of a portfolio security due to rising interest rates, it may purchase put Options on the security. If the value of the security does decline, the Bond Fund will have the right to sell the security for a fixed amount and will thereby offset, in whole or in part, the adverse effect that would otherwise have been caused by rising interest rates.

Where the Bond Fund predicts a change in the market value of a security to be acquired that would increase the cost of such security, the Bond Fund may purchase call Options thereon. The purchase of such Options could offset, at least partially, the effect of declining interest rates. The use of Options to hedge against adverse movements in interest rates is subject to the same limitations and risks of loss as the use of Options to hedge against adverse movements in exchange rates.

The Bond Fund and the Equity Fund may write put and call Options for the same types of hedging purposes. For example, when the Funds anticipate a decline in the value of foreign currency-denominated securities due to adverse fluctuations in exchange rates they could, instead of purchasing a put Option, write a call Option on the relevant currency. If the expected decline occurs, the Option will most likely not be exercised and the diminution in value of portfolio securities will be fully or partially offset by the amount of the premium received. Similarly, instead of purchasing a call Option to hedge against an anticipated increase in the cost of securities to be acquired, the Funds could write a put Option on the relevant currency that, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of premium. The writing of an Option constitutes only a partial hedge up to the amount of the premium, and only if interest or exchange rates move in the expected direction. If this does not occur, the Option may not be offset by the amount of the premium. Through the writing of Options, the Funds may also be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in interest or exchange rates.

All put and call Options written by the Bond Fund and the Equity Fund will be covered. The Funds may cover a put Option by (i) establishing a segregated account containing Liquid Assets equal to the strike price of the put Option written by the Funds (less any margin on deposit), (ii) selling short the security or currency underlying the put Option at the same or higher price than the strike price of the put Option written by the Funds (or, if lower, the Funds may segregate Liquid Assets equal to the difference), or (iii) purchasing a put Option with a strike price the same as or higher than the strike price of the put Option sold by the Funds (or, if lower, the Funds may segregate Liquid Assets equal to the difference).

The Funds may cover a call Option by (i) segregating Liquid Assets equal to the market value of the security or currency underlying the call Option (less any margin on deposit) but not less than the strike price of the call Option, (ii) owning the security or currency underlying the Option or (iii) purchasing a separate call Option on that security or currency with a strike price no higher than the strike price of the Option sold by the Funds (or, if higher, the Funds may segregate Liquid Assets equal to the difference).

If the Bond Fund or the Equity Fund, as the writer of an Option, wish to terminate its obligation, it may effect a closing purchase transaction. This is accomplished by buying an Option of the same series as the Option previously written. The effect of the purchase is that the Fund's position will be canceled. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an Option. Likewise, where the Fund holds an Option, it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an Option of the same series as the Option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

The Bond Fund and the Equity Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the Option or is more than the premium paid to purchase the Option; the Funds will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the Option or is less than the premium paid to purchase the Option. Because increases in the market price of a call Option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the purchase of a call Option to close out a previously written call Option is likely to be offset in whole or in part by appreciation of the Funds' portfolio securities denominated in such currency.

OPTIONS ON STOCK INDICES. The Equity Fund may write covered put and call Options and purchase put and call Options on stock indices to attempt to minimize the risks to the Equity Fund from adverse changes in market conditions and as a substitute for an underlying investment. Options on stock indices are similar to Options on debt securities and foreign currencies. For additional information on the risks and benefits of Options on stock indices, see "Options on Debt Securities and Foreign Currencies."

Call Options on stock indices written by the Equity Fund will be covered (i) by segregating a portfolio of securities substantially replicating the movement of the index, (ii) by holding a call Option on the same index with a strike price no higher than the strike price of the Option written by the Fund or (iii) in such other manner as may be in accordance with the rules of the exchange on which the Option is traded and applicable laws and regulations.

The Equity Fund will cover put Options on stock indices by (i) segregating Liquid Assets equal to the Option's exercise price, (ii) holding a put Option on the same index with a strike price no higher than the strike price of the put Option written by the Fund or (iii) in such other manner as may be in accordance with the rules of the exchange on which the Option is traded and applicable laws and regulations.

The Equity Fund will receive a premium for writing a put or call Option that will increase the Fund's gross income in the event the Option expires unexercised or is closed out at a profit. If the value of an index on which the Equity Fund has written a call Option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that will offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Equity Fund will realize a loss in its call Option position, which will reduce the benefit of any unrealized appreciation in the Fund's securities holdings. By writing a put Option, the Equity Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Equity Fund correlate with changes in the value of the index, writing covered put Options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the Option.

FUTURES CONTRACTS ON DEBT SECURITIES, STOCK INDICES AND FOREIGN CURRENCIES. The Bond Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of debt securities and foreign currencies to attempt to minimize the risk to the Fund from adverse changes in currency exchange and interest rates, and as a substitute for an underlying investment ("Futures Contracts"). The Equity Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of stock indices and foreign currencies to attempt to minimize the risk to the Fund from adverse changes in currency exchange and market conditions, and as a substitute for an underlying investment ("Futures Contracts").

The acquisition or sale of Futures Contracts is designed to protect the Bond Fund and the Equity Fund from fluctuations in currency exchange and interest rates and market movements without actually buying or selling the underlying currencies or securities. For example, if the Bond Fund owns long-term bonds, and interest rates were expected to increase, the Bond Fund might enter into a Futures Contract for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of long-term bonds owned by the Bond Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Futures Contract to the Bond Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Bond Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities. However, since the futures market generally is more liquid than the cash market, the use of Futures Contracts as an investment technique allows the Bond Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to attempt to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contract should be similar to that of long-term bonds, the Bond Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had been established. At that time, the Futures Contract could be liquidated and the Bond Fund could then buy long-term bonds on the cash market.

All Futures Contracts to which the Bond Fund or the Equity Fund is a party will be covered. A Futures Contract obligating the Funds to purchase a security, financial index or currency is covered if the Funds segregate, in a special account with the Custodian, Liquid Assets equal to the price of the Futures Contract due on the settlement date (less any margin on deposit). The Funds may also cover a long position by purchasing a put Option on the same Futures Contract with an exercise price as high or higher than the price of the Futures Contract held by the Funds (or, if lower, the Funds may segregate Liquid Assets equal to the difference).

A Futures Contract in which the Bond Fund or the Equity Fund has the position of a seller is covered if the Fund segregates Liquid Assets equal to the market value of the security, index or currency underlying the Futures Contract (less any margin on deposit, but not less then the market price at which the position was established). Alternatively, the Funds may cover such a Futures Contract by
(i) owning the security or currency underlying the Futures Contract, or, in the case of a financial index, segregating a portfolio of securities substantially replicating the movement of the index or (ii) holding a call Option permitting the Funds to purchase the same Futures Contract at a price no higher than the price at which the position was established (or, if higher, the Funds may segregate Liquid Assets equal to the difference).

If the Bond Fund or the Equity Fund enters into a Futures Contract, it will be subject to initial and variation margin requirements. At the time a Futures Contract is purchased or sold, the Funds must allocate cash or securities as an initial margin deposit ("initial margin"). It is expected that initial margin will be approximately 1-1/2% to 5% of a Futures Contract's face value. A Futures Contract is valued ("marked to market") daily. The Funds will be required to increase their margin deposit ("variation margin") when the value of a Futures Contract decreases and, conversely, the Funds will receive payment for any increase in the Futures Contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments may be made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a Futures Contract may not have been issued when the contract was written.

Although Futures Contracts, by their terms, call for the actual delivery or acquisition of an asset, in most cases the contractual obligation is fulfilled (or "offset") before the expiration date of the Futures Contract without having to make or take delivery of the underlying asset. Offset of a Futures Contract is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical Futures Contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying asset.

The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions that may prevent the Bond Fund or the Equity Fund from successfully using Futures Contracts. First, all participants in the futures markets are subject to initial and variation margin requirements. Rather than meeting variation margin requirements, investors may close Futures Contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, margin requirements in the futures market are less onerous than margin requirements in the cash market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct prediction of general interest and currency exchange rates or market conditions by the Bond Fund or the Equity Fund may not result in a successful transaction.

If the Bond Fund or the Equity Fund makes an erroneous judgment about the general direction of interest rates, currency exchange rates or market conditions, the Fund's overall performance would be worse than the performance the Fund would have achieved had it not entered into any such contract. If the Funds have hedged against the possibility of a movement in interest rates or exchange rates or market conditions that would adversely affect the price of their portfolio securities and such rates or markets did not move as anticipated, the Funds would lose part or all of the benefit of the increased value of the hedged securities because they will have offsetting losses in futures positions. In addition, in such situations, if the Funds had insufficient cash and were unable to effect a closing transaction, they might have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices that reflect the rising market. The Funds may also have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS ON DEBT SECURITIES, STOCK INDICES AND FOREIGN CURRENCIES. The Bond Fund may purchase and write options on Futures Contracts to attempt to minimize the risk to the Fund from adverse changes in currency exchange and interest rates, and as a substitute for an underlying investment ("Options on Futures Contracts"). The Equity Fund may purchase and write options on Futures Contracts on foreign currencies and stock indices to attempt to minimize the risk to the Fund from adverse changes in currency exchange rates and market conditions and as a substitute for an underlying securities or currency position. ("Options on Futures Contracts").

A call Option on a Futures Contract written by the Bond Fund or the Equity Fund constitutes a partial hedge against declining prices of the asset or currency that are deliverable upon exercise of the Futures Contract. If the price of the Futures Contract at expiration of the Option is below the exercise price, the Funds will retain the full amount of the Option premium, which provides a partial hedge against any decline that may have occurred in the Funds' portfolio. A put Option on a Futures Contract written by the Funds constitutes a partial hedge against increasing prices of the asset that is deliverable under the Futures Contract. If the price of the Futures Contract at expiration of the Option is higher than the exercise price, the Funds will retain the full amount of the Option premium, which provides a partial hedge against an increase in the price of securities that the Funds intend to purchase.

If a put or call Option on a Futures Contract that the Bond Fund or the Equity Fund has written is exercised, the Funds will incur a loss, which will be reduced by the amount of the premium the Funds received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Funds' losses from Options on Futures Contracts may be reduced or increased by changes in the value of their portfolio securities.

All Options on Futures Contracts written by the Bond Fund or the Equity Fund will be covered. In the case of the sale of a call Option on a Futures Contract, the Funds may cover by (i) entering into a long position on the same Futures Contract at a price no higher than the strike price of the call Option on the Futures Contract (or, if higher, the Funds may segregate Liquid Assets equal to the difference), (ii) owning the security or currency underlying the Futures Contract on which the Funds hold the Option, or, with respect to a financial index, a portfolio of securities substantially replicating the movement of the index, or (iii) holding a separate call Option permitting the Funds to purchase the same Futures Contract at a price no higher than the strike price of the call Option on the Futures Contract sold by the Funds (or, if higher, the Funds may segregate Liquid Assets equal to the difference.)

In the case of the sale of a put Option on a Futures Contract obligating the Bond Fund or the Equity Fund to buy a Futures Contract, the Funds may establish a segregated account containing Liquid Assets equal to the settlement value of the Futures Contract underlying the Option on a Futures Contract. Alternatively, the Funds may cover the Option on a Futures Contract by holding a put Option permitting the Funds to sell the same Futures Contract at a price the same as or higher than the strike price of the put Option sold by the Funds (or, if lower, the Funds may segregate Liquid Assets equal to the difference).

The amount of risk the Bond Fund or the Equity Fund assumes when purchasing an Option on a Futures Contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option purchased.

Swaps and Related Caps, Floors and Collars. The Bond Fund may enter into interest rate and foreign currency swaps and related caps, floors and collars to minimize the risk to the Bond Fund from adverse changes in currency exchange and interest rates and as a substitute for an underlying securities or currency position (collectively, "Swaps").

An interest rate Swap is an agreement between two borrowers to exchange a stream of interest payments on an agreed hypothetical or "notional" principal amount. No principal amount is exchanged between the counterparties to an interest rate Swap. In the typical Swap, one party agrees to pay a fixed rate on a notional principal amount, while the counterparty pays a floating rate based on one or more reference interest rates such as the London Interbank Offered Rate ("LIBOR"), a specified bank's prime rate, or U.S. Treasury Bill rates. Interest rate Swaps also permit counterparties to exchange a floating rate obligation based upon one reference interest rate (such as LIBOR) for a floating rate obligation based upon another reference interest rate (such as U.S. Treasury Bill rates).

A currency Swap is an agreement to exchange fixed or floating rate interest obligations - and, in some transactions, principal obligations - in different currencies on the basis of (i) the actual principal amount or a notional principal amount and (ii) one or more reference interest rates.

For example, the Bond Fund may have the right to receive interest at fixed rates on some of its portfolio securities. If interest rates were rising (and therefore the value of portfolio securities were declining), the Bond Fund could hedge the value of such securities by swapping its right to receive a fixed rate of interest for a counterparty's right to receive a floating rate. Similarly, the Bond Fund may have the right to receive interest payments on its portfolio securities denominated in the French Franc. If the Franc were suffering an adverse movement of its exchange rate, the Bond Fund could hedge the value of such securities by swapping its right to receive Francs for the right to receive U.S. Dollars or another currency.

The Bond Fund will usually enter into Swaps on a net basis, i.e., where the two parties make net payments, with the Bond Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Bond Fund's obligations over its entitlements, with respect to each Swap will be accrued, and an amount of Liquid Assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account. If the Bond Fund enters into a Swap on other than a net basis, the Bond Fund will maintain in the segregated account the full amount of the Fund's obligations under the Swap. Neither a Swap nor any margin or collateral arrangement with respect to a Swap is deemed to involve a pledge of the Bond Fund's assets, the issuance of a senior security or a borrowing.

The Swap market has grown substantially in recent years with a significant number of banks and financial services firms acting both as principals and as agents utilizing standardized Swap documentation. Caps, floors and collars are more recent innovations, and they are less liquid than other Swaps. There can be no assurance that the Bond Fund will be able to enter into or offset Swaps at any specific time or at prices or on other terms that are advantageous. In addition, although the terms of Swaps may provide for termination under certain circumstances, there can be no assurance that the Bond Fund will be able to terminate or offset a Swap on favorable terms.

Additional Risks of Forward Contracts, Options, Futures Contracts, Options on Futures Contracts and Swaps. Hedging transactions may be effective to protect the Bond Fund and the Equity Fund against certain changes in interest and currency exchange rates or market movements. However, such transactions do not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline.

The ability of the Bond Fund and the Equity Fund to hedge all or a portion of their portfolios through transactions in Forward Contracts, Options, Futures Contracts, Options on Futures Contracts and Swaps depends on the degree to which price movements in underlying currencies and securities correlate with price movements in the relevant portion of the Funds' portfolio. In addition, the use of Futures Contracts and Options on Futures Contracts involves the risk of imperfect correlation of movements in the prices of Futures Contracts and Options on Futures Contracts, and movements in the prices of the underlying assets. If the price of a Futures Contract or an Option on a Futures Contract moves more or less than the price of the hedged asset, the Bond Fund and the Equity Fund will experience a gain or loss that may not be completely offset by movements in the price of the asset that is the subject of the hedge.

The Equity Fund may cover stock index Options that it has written, stock index Futures Contracts to which it is a party, and Options on stock index Futures Contracts that it has written through the segregation of a portfolio of stocks that substantially replicates the movement of the underlying stock index. The portfolio of securities used to cover such transactions may not match the actual composition of the index. In that event, the Equity Fund will not be fully covered and would be subject to a risk of loss in the event of adverse changes in the value of the index.

The ability of the Bond Fund and the Equity Fund to engage in transactions involving Options, Futures Contracts and Options on Futures Contracts and Swaps will depend on the degree to which liquid secondary markets in such instruments exist. Reasons for the absence of a liquid market include the following: (i) there may be insufficient trading interest in a particular instrument; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of Options, Futures Contracts or Options on Futures Contracts; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation ("OCC"), which effects the settlement of exchange traded Options, may not be adequate at all times to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of a particular instrument (or a particular class or series of such instrument). There can be no assurance that a liquid secondary market will exist for any particular investment at any specific time. Thus, it may not be possible for the Bond Fund and the Equity Fund to close certain positions.

The costs to the Bond Fund and the Equity Fund of hedging transactions vary among the various hedging techniques and also depend on such factors as the security, currency or stock index involved, market conditions and the length of the contract or option period. Forward Contracts and Swaps are usually conducted on a principal basis, and no fees or commissions are therefore involved. However, the Bond Fund and the Equity Fund will incur brokerage commissions and related transaction costs when they purchase, write or invest in Options, Futures Contracts and Options on Futures Contracts. Furthermore, the Funds' ability to engage in hedging transactions may be limited by tax considerations.

Forward Contracts and Options on foreign currencies and Swaps are not traded on markets regulated by the Commodity Futures Trading Commission ("CFTC") or (with the exception of certain Options traded on national securities exchanges) by the Securities and Exchange Commission ("SEC"), but are traded through financial institutions acting as market-makers. In an over-the-counter trading environment, many of the protections afforded to exchange participants are not available. For example, there are no daily price fluctuation limits, and therefore adverse market movements could continue to an unlimited extent over a period of time. Although the purchaser of an Option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, because the performance of over-the-counter Options, Forward Contracts and Swaps is not guaranteed by the OCC or any other settlement agency, there is a risk of counterparty default. Option writers and traders of Forward Contracts could also lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

Options traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges are available with respect to such transactions. In particular, all Options entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in Options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Bond Fund and the Equity Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

Exchange-traded Options involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such Options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly exercise or settlement of such Options, or would result in undue burdens on the OCC or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery, the fixing of dollar settlement prices or prohibitions on exercise.

The exchanges on which Options, Futures Contracts and Options on Futures Contracts are traded may impose additional limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument that may be held by a single investor, whether acting alone or in concert with others (regardless of whether such positions are held or written on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the CFTC and the various markets have established limits, referred to as "speculative position limits," on the maximum net long or net short positions that any person may hold or control in a particular Futures Contract or Option on a Futures Contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Bond Fund and the Equity Fund do not believe that these trading and position limits will have an adverse impact on the strategies for hedging the portfolios of the Funds.

Forward Contracts, Options, Futures Contracts, Options on Futures Contracts and Swaps may be traded in foreign markets or on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies. The value of such positions also could be adversely affected by, among other things: (i) other foreign political and economic factors, (ii) lesser availability of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements and (v) lesser trading volume.